                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                             ----------------------------

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
   Pre-Effective Amendment No.                                        [ ]
   Post-Effective Amendment No. 18                                    [X]
                                        and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
   Amendment No. 18                                                   [X]
                          (Check appropriate box or boxes.)

                             ----------------------------
                                EVERGREEN EQUITY TRUST
                  (Exact Name of Registrant as Specified in Charter)

                                 200 Berkeley Street
                             Boston, Massachusetts 02116
                       (Address of Principal Executive Offices)

         (Registrant's Telephone Number, Including Area Code (800) 343-2898)

                                   Samuel A. Lieber
                         Alpine Management & Research, LLC
                    2500 Westchester Avenue, Purchase, N.Y. 10577
                       (Name and address of Agent for Service)


                                       Copy to:

                             Kenneth S. Gerstein, Esq.
                              Schulte Roth & Zabel LLP
                                  900 Third Avenue
                              New York, New York 10022

                   Approximate Date of Proposed Public Offering:
   As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)
     / / immediately upon filing pursuant to paragraph (b)
     / / on (date) pursuant to paragraph (b)
     /X/ 60 days after filing pursuant to paragraph (a)(1)
     / / on (date) pursuant to paragraph (a) of rule 485
     / / 75 days after filing pursuant to paragraph (a)(2)
     / / on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


[cad 157]

                                      FORM N-1A

                                EVERGREEN EQUITY TRUST

                                CROSS REFERENCE SHEET


N-1A ITEM NUMBER
----------------
     PART A                                            CAPTION
     ------                                            -------

       1.         Cover Page                           Cover Page

       2.         Synopsis                             Overview of the Funds;
                                                       Expense Information

       3.         Condensed Financial Information      Financial Highlights

       4.         General Description of Registrant    Overview of the Funds;
                                                       Description of the Funds;
                                                       Investment Instruments
                                                       and Practices; Investment
                                                       Restrictions; General
                                                       Information

       5.         Management of Fund                   Overview of the Funds;
                                                       Management of the Funds;
                                                       General Information;
                                                       Expense Information

       5A.        Management's Discussion of
                  Fund Performance                     *

       6.         Capital Stock and Other Securities   Overview of the Funds;
                                                       General Information;
                                                       Dividends, Distributions
                                                       and Taxes; Description of
                                                       the Funds; Shareholder
                                                       Services

       7.         Purchase of Securities               Purchase and Redemption
                  Being Offered                        of Shares

       8.         Redemption or Repurchase             Purchase and Redemption
                                                       of Shares

       9.         Pending Legal Proceedings            *

      10.         Cover Page                           Cover Page

N-1A ITEM NUMBER
----------------
     PART A                                            CAPTION
     ------                                            -------

      11.         Table of Contents                    Table of Contents

      12.         General Information and History      *

      13.         Investment Objectives and Policies   Investment Objectives and
                                                       Policies; Investment
                                                       Restrictions; Certain
                                                       Risk Considerations

      14.         Management of the Fund               Management; Trustees
                                                       Compensation Table;
                                                       Investment Advisor

      15.         Control Persons and Principal        Trustees Compensation
                  Holders of Securities                Table; General
                                                       Information About the
                                                       Funds

      16.         Investment Advisory and              Investment Advisor;
                  Other Services                       Distribution Plans

      17.         Brokerage Allocation and             Allocation of Brokerage
                  Other Practices

      18.         Capital Stock and Other Securities   *

      19.         Purchase, Redemption and Pricing     Net Asset Value;
                  of Securities Being Offered          Purchase of Shares

      20.         Tax Status                           Additional Tax
                                                       Information

      21.         Underwriters                         Distribution Plans;
                                                       General Information About
                                                       the Funds

      22.         Calculation of Performance Data      Performance Information

      23.         Financial Statements                 Financial Statements

--------------------------------------------------------------------------------
*    Omitted because answer is negative or inapplicable.

          Certain of the information contained herein is contingent upon the completion of the sale of certain assets from Evergreen Asset Management Corp., the current investment adviser to Evergreen U.S. Real Estate Equity
Fund and Evergreen Global Real Estate Equity Fund, each a series of the Registrant, to Alpine Management and Research, LLC, the proposed new investment adviser to the Funds.

PROSPECTUS                                                     FEBRUARY 25, 1998


                      ALPINE U.S. REAL ESTATE EQUITY FUND
                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                         SERIES OF ALPINE EQUITY TRUST

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                               ------------------

    Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund (the "Funds") are mutual funds which seek long-term capital growth. A secondary objective of each Fund is current income. The Funds are diversified series of Alpine Equity Trust (the "Trust"), which is a registered open-end, management investment company.

    Alpine Management & Research, LLC serves as the investment adviser of the Funds.

    This Prospectus contains important information regarding the Funds and sets forth concise information about the Funds that a prospective investor in Class A, Class B and Class C Shares should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.


    A Statement of Additional Information for the Funds dated February 25, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides more detailed information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling (888) 785-5578. There can be no assurance that the investment objectives -of the Funds will be achieved. Investors are advised to read this Prospectus carefully and to retain it for future reference.


                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
OVERVIEW OF THE FUNDS......................................................................................           3

EXPENSE INFORMATION........................................................................................           4

FINANCIAL HIGHLIGHTS.......................................................................................           5

DESCRIPTION OF THE FUNDS...................................................................................          11

INVESTMENT INSTRUMENTS AND PRACTICES.......................................................................          13

DERIVATIVE INVESTMENTS.....................................................................................          19

INVESTMENT RESTRICTIONS....................................................................................          21

RISK CONSIDERATIONS........................................................................................          21

MANAGEMENT OF THE FUNDS....................................................................................          22

DISTRIBUTION PLANS AND AGREEMENTS..........................................................................          23

PURCHASE AND REDEMPTION OF SHARES..........................................................................          24

EXCHANGE PRIVILEGE.........................................................................................          28

SHAREHOLDER SERVICES.......................................................................................          29

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................................................          30

GENERAL INFORMATION........................................................................................          31

                             OVERVIEW OF THE FUNDS

    The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "DESCRIPTION OF THE FUNDS" and "MANAGEMENT OF THE FUNDS".

    The investment adviser of the Funds is Alpine Management & Research, LLC (the "Adviser"). The Adviser is a newly formed Delaware limited liability company which was formed for the purpose of providing investment advisory and management services to investment companies and advisory clients.

    ALPINE U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Alpine U.S. Real Estate Equity Fund invests primarily in equity securities of United States issuers which are principally engaged in the real estate industry or which own significant real estate assets.

    ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Alpine International Real Estate Equity Fund invests primarily in equity securities of non-United States issuers which are principally engaged in the real estate industry or which own significant real estate assets.

                              EXPENSE INFORMATION


    The table set forth below summarizes the shareholder transaction costs associated with an investment in Class A, Class B and Class C Shares of each of the Funds. For further information see "PURCHASE AND REDEMPTION OF SHARES" and "GENERAL INFORMATION--Other Classes of Shares".



                                                                     CLASS A        CLASS B          CLASS C
                                                                   -----------    -----------      -----------
Maximum Sales Charge Imposed on Purchases (as a % of offering
  price).........................................................        4.75%(1)        None             None
Sales Charge on Dividend Reinvestments...........................         None           None             None
Contingent Deferred Sales Charge (as a % of original purchase
  price or redemption proceeds, whichever is lower)..............         None          5.00%(2)         1.00%(2)
Redemption Fee...................................................         None           None             None


------------------------

(1) The Fund does not charge a front-end sales charge on purchases of $1 million or more, but it does charge a contingent deferred sales charge of 1.00% if you redeem those shares within one year after your purchase.


(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1.00% on amounts redeemed within one year after the month of purchase. The Fund does not charge a contingent deferred sales charge on redemptions made after that time. See "PURCHASE AND REDEMPTION OF SHARES" for more information.



    The following tables show the estimated annual operating expenses associated with an investment in Class A, Class B and Class C Shares of each of the Funds (as a percentage of its average net assets), together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified, assuming: (i) a 5% annual return, and (ii) redemption at the end of each period.



ALPINE U.S. REAL ESTATE EQUITY FUND



                                                                                             ANNUAL OPERATING EXPENSES
                                                                                       -------------------------------------
                                                                                         CLASS A      CLASS B      CLASS C
                                                                                       -----------  -----------  -----------
Management Fees......................................................................        1.00%        1.00%        1.00%
12b-1 Fees(1)........................................................................        0.25%        1.00%        1.00%
Other Expenses.......................................................................        0.52%        0.52%        0.52%
                                                                                              ---          ---          ---
Total................................................................................        1.77%        2.52%        2.52%
                                                                                              ---          ---          ---
                                                                                              ---          ---          ---



                                                                                               EXAMPLES
                                                                    ---------------------------------------------------------------
                                                                             ASSUMING REDEMPTION            ASSUMING NO REDEMPTION
                                                                              AT END OF PERIOD
                                                                    -------------------------------------  ------------------------
                                                                      CLASS A      CLASS B      CLASS C      CLASS B      CLASS C
                                                                    -----------  -----------  -----------  -----------  -----------
After 1 Year......................................................   $      65    $      76    $      36    $      26    $      26
After 3 Years.....................................................   $     101    $     108    $      78    $      78    $      78
After 5 Years.....................................................   $     139    $     154    $     134    $     134    $     134
After 10 Years....................................................   $     246    $     259    $     286    $     259    $     286


------------------------

(1) For Class B and C shares, a portion of the 12b-1 fees equivalent to 0.25% of average annual assets will be shareholder servicing-related.
    Distribution-related 12b-1 fees will be limited to 0.75% of average annual assets as permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND


                                                                                            ANNUAL OPERATING EXPENSES
                                                                                      -------------------------------------
                                                                                        CLASS A      CLASS B      CLASS C
                                                                                      -----------  -----------  -----------
Management Fees.....................................................................        1.00%        1.00%        1.00%
12b-1 Fees..........................................................................        0.25%        1.00%        1.00%
Other Expenses......................................................................        0.70%        0.70%        0.70%
                                                                                             ---          ---          ---
Total...............................................................................        1.95%        2.70%        2.70%
                                                                                             ---          ---          ---
                                                                                             ---          ---          ---



                                                                                               EXAMPLES
                                                                    ---------------------------------------------------------------
                                                                             ASSUMING REDEMPTION            ASSUMING NO REDEMPTION
                                                                              AT END OF PERIOD
                                                                    -------------------------------------  ------------------------
                                                                      CLASS A      CLASS B      CLASS C      CLASS B      CLASS C
                                                                    -----------  -----------  -----------  -----------  -----------
After 1 Year......................................................   $      66    $      77    $      37    $      27    $      27
After 3 Years.....................................................   $     106    $     114    $      84    $      84    $      84
After 5 Years.....................................................   $     148    $     163    $     143    $     143    $     143
After 10 Years....................................................   $     264    $     277    $     303    $     277    $     303



    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Class A, Class B and Class C Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the estimated operating expenses of each Fund expected to be incurred by each Fund during its relevant fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "MANAGEMENT OF THE FUNDS". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.


                              FINANCIAL HIGHLIGHTS

    The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years for the Funds has been audited by Price Waterhouse LLP, the Funds' independent auditors. A report of Price Waterhouse LLP, on the audited information with respect to each Fund is incorporated by reference in the Funds' Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Funds' Statement of Additional Information.

    Further information about each Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

ALPINE U.S. REAL ESTATE EQUITY FUND

                                                                                               CLASS A SHARES
                                                                                       ------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                                       ------------------------------
                                                                                        1997**      1996**     1995*
                                                                                       ---------   --------   -------
PER SHARE DATA:
Net asset value beginning of year....................................................  $   12.49   $  11.42   $  9.21
                                                                                       ---------   --------   -------
Income from investment operations
Net investment income................................................................       0.12#      0.20      0.18
Net realized and unrealized gain on investments......................................       8.57       1.28      2.03
                                                                                       ---------   --------   -------
  Total from investment operations...................................................       8.69       1.48      2.21
                                                                                       ---------   --------   -------
Less distributions from
Net investment income................................................................      (0.26)#    (0.20)        0
Net realized gain on investments.....................................................      (1.58)     (0.21)        0
                                                                                       ---------   --------   -------
  Total distributions................................................................      (1.84)     (0.41)        0
                                                                                       ---------   --------   -------
  Net asset value end of year........................................................  $   19.34   $  12.49   $ 11.42
                                                                                       ---------   --------   -------
                                                                                       ---------   --------   -------
TOTAL RETURN+........................................................................      78.28%     13.12%    24.00%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)...................................................  $   2,778   $    263   $     5
Ratios to average net assets:
  Total expenses.....................................................................       1.77%      1.72%     1.78%++
  Interest expense...................................................................        N/A       0.04%      N/A
  Total expenses, excluding indirectly paid expenses.................................       1.76%       N/A       N/A
  Total expenses, excluding fee waivers & expense reimbursements.....................       2.49%      9.65%   364.74%++
  Net investment income..............................................................       0.90%      1.60%     3.13%++
Portfolio turnover rate..............................................................        205%       169%      115%
Average commission rate paid per share...............................................  $  0.0597   $ 0.0619       N/A

------------------------

**  Calculated based on average shares outstanding throughout the period.

* For the period from March 10, 1995 (commencement of class operations) to September 30, 1995.

+   Initial sales charge or contingent deferred sales charge is not reflected.

++  Annualized.

# The per share amount of net investment income is not in accordance with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. Further, the distributions declared on such date were paid principally from net Investment income earned during the previous fiscal year.

                                                                                               CLASS B SHARES
                                                                                        -----------------------------
                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                                        -----------------------------
                                                                                         1997**      1996**    1995*
                                                                                        ---------   --------   ------
PER SHARE DATA:
Net asset value beginning of year.....................................................  $   12.41   $  11.37   $ 9.19
                                                                                        ---------   --------   ------
Income from investment operations
Net investment income.................................................................       0.02#      0.13     0.05
Net realized and unrealized gain on investments.......................................       8.49       1.27     2.13
                                                                                        ---------   --------   ------
  Total from investment operations....................................................       8.51       1.40     2.13
                                                                                        ---------   --------   ------
Less distributions from
Net investment income.................................................................      (0.20)#    (0.15)       0
Net realized gain on investments......................................................      (1.58)     (0.21)       0
                                                                                        ---------   --------   ------
  Total distributions.................................................................      (1.78)     (0.36)       0
                                                                                        ---------   --------   ------
  Net asset value end of year.........................................................  $   19.14   $  12.41   $11.37
                                                                                        ---------   --------   ------
                                                                                        ---------   --------   ------
TOTAL RETURN+.........................................................................      76.87%     12.49%   23.72%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)....................................................  $   3,446   $    431   $  160
Ratios to average net assets:
  Total expenses......................................................................       2.52%      2.46%    2.51%++
  Interest expense....................................................................        N/A       0.04%     N/A
  Total expenses, excluding indirectly paid expenses..................................       2.51%       N/A      N/A
  Total expenses, excluding fee waivers & expense reimbursements......................       3.24%      6.19%   28.70%++
  Net investment income...............................................................       0.12%      1.05%    2.00%++
Portfolio turnover rate...............................................................        205%       169%     115%
Average commission rate paid per share................................................  $  0.0597   $ 0.0619      N/A

------------------------

**  Calculated based on average shares outstanding throughout the period.

* For the period from March 7, 1995 (commencement of class operations) to September 30, 1995.

+   Initial sales charge or contingent deferred sales charge is not reflected.

++  Annualized.

# The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

                                                                                               CLASS C SHARES
                                                                                       ------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                                       ------------------------------
                                                                                        1997**      1996**     1995*
                                                                                       ---------   --------   -------
PER SHARE DATA:
Net asset value beginning of year....................................................  $   12.44   $  11.41   $ 10.87
                                                                                       ---------   --------   -------
Income from investment operations
Net investment income................................................................       0.03#      0.13      0.08
Net realized and unrealized gain on investments......................................       8.47       1.28      0.46
                                                                                       ---------   --------   -------
  Total from investment operations...................................................       8.50       1.41      0.54
                                                                                       ---------   --------   -------
Less distributions from
Net investment income................................................................      (0.23)#    (0.17)        0
Net realized gain on investments.....................................................      (1.58)     (0.21)        0
                                                                                       ---------   --------   -------
  Total distributions................................................................      (1.81)     (0.38)        0
                                                                                       ---------   --------   -------
  Net asset value end of year........................................................  $   19.13   $  12.44   $ 11.41
                                                                                       ---------   --------   -------
                                                                                       ---------   --------   -------
TOTAL RETURN+........................................................................      76.89%     12.49%     4.97%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands)...................................................  $   1,673   $    125   $     3
Ratios to average net assets:
  Total expenses.....................................................................       2.52%      2.47%     2.49%++
  Interest expense...................................................................        N/A       0.04%      N/A
  Total expenses, excluding indirectly paid expenses.................................       2.51%       N/A       N/A
  Total expenses, excluding fee waivers & expense reimbursements.....................       3.24%     18.82%   421.54%++
  Net investment income..............................................................       0.23%      1.08%     2.55%++
Portfolio turnover rate..............................................................        205%       169%      115%
Average commission rate paid per share...............................................  $  0.0597   $ 0.0619       N/A

------------------------

**  Calculated based on average shares outstanding throughout the period.

* For the period from July 12, 1995 (commencement of class operations) to September 30, 1995.

+   Initial sales charge or contingent deferred sales charge is not reflected.

++  Annualized.

# The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual Income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                                                                    CLASS A SHARES
                                                                   ------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,           YEAR ENDED
                                                                   -----------------------------      SEPTEMBER 30,
                                                                     1997      1996      1995#            1995*
                                                                   --------   -------   --------      -------------
PER SHARE DATA:
Net asset value beginning of year................................  $  12.28   $ 11.58   $  12.12         $ 11.46
                                                                   --------   -------   --------      -------------
Income (loss) from investment operations:**
  Net investment income (loss)...................................     (0.06)      .06       (.01)            .07
  Net realized and unrealized gain (loss) on investments and
    foreign currency related transactions........................      0.72      0.64      (0.53)           0.59
                                                                   --------   -------   --------      -------------
  Total from investment operations...............................      0.66      0.70      (0.54)           0.66
                                                                   --------   -------   --------      -------------
Net asset value, end of year.....................................  $  12.94   $ 12.28   $  11.58         $ 12.12
                                                                   --------   -------   --------      -------------
                                                                   --------   -------   --------      -------------
Total Return+....................................................       5.4%      6.0%      (4.5%)           5.8%
                                                                   --------   -------   --------      -------------
                                                                   --------   -------   --------      -------------
Ratios & Supplemental Data:
Net assets end of year (thousands)...............................  $    336   $   721   $     74         $    66
Ratios to average net assets:
  Expenses.......................................................      2.10%     1.79%      1.73%++         1.61%++
  Interest expense...............................................      0.03%     0.03%      0.03%++         0.01%++
  Expenses, excluding indirectly paid expenses...................      2.10%      N/A        N/A             N/A
  Expenses, excluding fee waivers & expense reimbursements.......      2.19%     2.97%     46.90%++        21.59%++
  Net investment income (loss)...................................     (0.47%)    0.40%     (1.26%)++        0.98%++
Portfolio turnover rate..........................................        44%       25%         1%             28%
Average commission rate per share................................  $  .0039   $ .0037        N/A             N/A


                                                                                    CLASS B SHARES
                                                                   ------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,           YEAR ENDED
                                                                   -----------------------------      SEPTEMBER 30,
                                                                     1997      1996      1995#            1995*
                                                                   --------   -------   --------      -------------
PER SHARE DATA:
Net asset value beginning of year                                  $  12.14   $ 11.53   $  12.08         $ 11.44
                                                                   --------   -------   --------      -------------
Income (loss) from investment operations:**
  Net investment income (loss)...................................     (0.15)    (0.13)     (0.02)            .08
  Net realized and unrealized gain (loss) on investments and
    foreign currency related transactions........................      0.70      0.74      (0.53)           0.56
                                                                   --------   -------   --------      -------------
  Total from investment operations...............................      0.55      0.61      (0.55)           0.64
                                                                   --------   -------   --------      -------------
Net asset value, end of year.....................................  $  12.69   $ 12.14   $  11.53         $ 12.08
                                                                   --------   -------   --------      -------------
                                                                   --------   -------   --------      -------------
Total Return+....................................................       4.5%      5.3%      (4.6%)           5.6%
                                                                   --------   -------   --------      -------------
                                                                   --------   -------   --------      -------------
Ratios & Supplemental Data:
Net assets end of year (thousands)...............................  $    213   $   134   $    100         $   128
Ratios to average net assets:
  Expenses.......................................................      2.82%     2.56%      2.44%++         2.42%++
  Interest expense...............................................      0.03%     0.03%      0.03%++         0.03%++
  Expenses, excluding indirectly paid expenses...................      2.81%      N/A        N/A             N/A
  Expenses, excluding fee waivers & expense reimbursements.......      2.90%    14.45%     31.39%          82.74%
  Net investment income (loss)...................................     (1.23%)   (1.03%)    (1.98%)++        1.38%++

                                                                                    CLASS B SHARES
                                                                   ------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,           YEAR ENDED
                                                                   -----------------------------      SEPTEMBER 30,
                                                                     1997      1996      1995#            1995*
                                                                   --------   -------   --------      -------------
Portfolio turnover rate..........................................        44%       25%         1%             28%
Average commission rate per share................................  $  .0039   $ .0037        N/A             N/A

------------------------

* For the periods from February 10, 1995 for Class A and February 8, 1995 for Class B, respectively (commencement of operations) to September 30, 1995.

**  Net investment income is based on average monthly shares outstanding.

#  The Fund changed its year end from September 30 to October 31, effective
    October 31, 1995.

+   Initial sales charge or contingent deferred sales charge is not reflected.

++   Annualized.


                                                                                    CLASS C SHARES
                                                                   ------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,           YEAR ENDED
                                                                   -----------------------------      SEPTEMBER 30,
                                                                     1997      1996      1995#            1995*
                                                                   --------   -------   --------      -------------
PER SHARE DATA:
Net asset value beginning of year................................  $  12.14   $ 11.53   $  12.08         $ 11.43
                                                                   --------   -------   --------      -------------
Income (loss) from investment operations:**
  Net investment income (loss)...................................     (0.14)    (0.13)     (0.02)            .06
  Net realized and unrealized gain (loss) on investments and
    foreign currency related transactions........................      0.70      0.74      (0.53)           0.59
                                                                   --------   -------   --------      -------------
  Total from investment operations...............................      0.56      0.61      (0.55)           0.65
                                                                   --------   -------   --------      -------------
Net asset value, end of year.....................................  $  12.70   $ 12.14   $  11.53         $ 12.08
                                                                   --------   -------   --------      -------------
                                                                   --------   -------   --------      -------------
Total Return+....................................................       4.6%      5.3%      (4.6%)           5.7%
                                                                   --------   -------   --------      -------------
                                                                   --------   -------   --------      -------------
Ratios & Supplemental Data:
Net assets end of year (thousands)...............................  $    106   $     8   $      4         $     7
Ratios to average net assets:
  Expenses.......................................................      2.83%     2.54%      2.37%++         1.54%++
  Interest expense...............................................      0.03%     0.03%      0.02%++         0.01%++
  Expenses, excluding indirectly paid expenses...................      2.83%      N/A        N/A             N/A
  Expenses, excluding fee waivers & expense reimbursements.......      2.91%   118.64%    570.26%++       269.60%++
  Net investment income (loss)...................................     (1.15%)   (1.06%)    (1.94%)++        0.86%++
Portfolio turnover rate..........................................        44%       25%         1%             28%
Average commission rate per share................................     .0039     .0037        N/A             N/A


------------------------

* For the period from February 9, 1995 (commencement of operations) to September 30, 1995.

**  Net investment income is based on average monthly shares outstanding.

#  The Fund changed its year end from September 30 to October 31, effective
    October 31, 1995.

+   Initial sales charge or contingent deferred sales charge is not reflected.

++   Annualized.

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

    Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective may not be changed without shareholder approval.

    In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "INVESTMENT INSTRUMENTS AND PRACTICES" below. The Funds have also adopted a number of investment restrictions which are set forth in the Statement of Additional Information.

    The Funds may use certain derivative instruments in connection with their investment activities, engage in short sales and borrow money for investment purposes. These may be considered speculative practices and may also result in losses to the Funds.

ALPINE U.S. REAL ESTATE EQUITY FUND

    ALPINE U.S. REAL ESTATE EQUITY FUND seeks its investment objective of long-term capital growth by investing primarily in equity securities of U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets. Current income is a secondary objective. Equity securities include common stock, preferred stock and securities convertible into common stock, such as warrants, rights and options.

    Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; real estate brokers and developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund may invest in real estate equity trusts and limited partnerships which are traded on major exchanges or which are not publicly traded. See "RISK CONSIDERATIONS".

    The Fund may also invest in debt securities, equity securities of companies that are unrelated to the real estate industry and money market instruments. In addition, the Fund may purchase and sell various types of options, financial futures and currency contracts to manage risk. See "DERIVATIVE INVESTMENTS". The Fund may invest without limitation in high quality fixed income securities and money market instruments if, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive investment position

    In pursuing its investment objective, the Fund may use various investment techniques. These may include the use to a limited extent of short sales and the borrowing of money for investment purposes (which is a practice known as "leverage"). Short sales and leverage involve certain risks and may be considered speculative practices. See "INVESTMENT INSTRUMENTS AND
PRACTICES--Short Sales and --Borrowing".

    The Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities. However, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

    ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks its investment objective of long-term capital growth by investing primarily in equity securities of non-U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets. Current income is a secondary objective. Equity securities include common stock, preferred stock and securities convertible into common stock, such as warrants, rights and options.

    Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of non-U.S. issuers located in at least three countries outside of the United States which are principally engaged in the real estate industry or which own significant real estate assets. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; real estate brokers and developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund may invest in real estate equity trusts and limited partnerships which are traded on major exchanges or which are not publicly traded. See "RISK CONSIDERATIONS".

    The Fund may also invest in debt securities, equity securities of companies that are unrelated to the real estate industry and money market instruments. In addition, the Fund may purchase and sell various types of options, financial futures and currency contracts to manage risk. See "DERIVATIVE INVESTMENTS". The Fund may invest without limitation in high quality fixed income securities and money market instruments if, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive investment position.

    The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, and the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand). Generally, a substantial portion of the Fund's investments will be denominated in foreign currencies. Investments in foreign securities involve certain risks. See "RISK CONSIDERATIONS".

    In pursuing its investment objective, the Fund may use various investment techniques. These may include the use to a limited extent of short sales and the borrowing of money for investment purposes (which is a practice known as "leverage"). Short sales and leverage involve certain risks and may be considered speculative practices. See "INVESTMENT INSTRUMENTS AND
PRACTICES--Short Sales and --Borrowing".

    The Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities. However, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

                      INVESTMENT INSTRUMENTS AND PRACTICES

    The Funds may use a variety of investment instruments and practices in pursuing their investment programs. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

    Investors should consider the Funds as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Changes in the value of the Funds' investments will result in changes in the value of the Funds' shares, and thus the Funds' total return to shareholders. The risks associated with the Funds' use of derivatives should also be considered. See "DERIVATIVE INVESTMENTS".

EQUITY SECURITIES

    Investments in equity securities may include investments in common stocks, preferred stocks and securities convertible into common stocks, such as warrants, rights and options. The value of equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

SMALLER COMPANIES

    The Funds may invest in the securities of issuers having smaller market capitalizations than the issuers in which many other investment companies invest. The investment risks associated with securities of smaller companies are generally greater than those associated with the securities of larger, well-established companies. Smaller companies often are of more recent formation than other companies and may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of such securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

FIXED INCOME SECURITIES

    The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Each Fund may invest in these fixed income securities to earn income or to seek capital growth. Fixed income securities purchased by the Funds may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). There are no restrictions as to the maximum maturities of the fixed income securities in which the Funds may invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

    The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are those securities that have received a rating from Standard & Poor's Ratings

Group, a division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from S&P or Moody's of below investment grade or that have been given no rating and are of comparable quality to such rated securities. Lower grade securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. For these reasons, neither Fund will invest more than 15% of the value of its total assets in fixed income securities which are not of investment grade.

    The Funds will not purchase any debt security rated below CCC by S&P or Caa by Moody's (or any unrated debt security determined to be of comparable quality by the Adviser). If the rating of any debt security held by the Funds is downgraded below such minimum ratings (or if the Adviser determines that a comparable unrated debt security has similarly declined in quality), there is no requirement that the Funds sell such security. The determination of whether to sell any such security will be made by the Adviser, consistent with its best investment judgment.

FOREIGN SECURITIES

    Alpine International Real Estate Equity Fund invests primarily in equity securities of non-U.S. issuers. Although Alpine U.S. Real Estate Equity Fund invests primarily in equity securities of U.S. companies, the Fund is permitted to invest up to 15% of the value of its total assets in equity and fixed income securities of foreign issuers. Investments in foreign securities may include depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. See "RISK CONSIDERATIONS".

    The purchase of securities denominated in foreign currencies will subject the value of a Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. A Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by a Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. Alpine U.S. Real Estate Equity Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 15% of its total assets. The Funds may also use options on foreign currencies and financial futures to manage foreign currency exposure, which involves certain risks. See "DERIVATIVE INVESTMENTS--Options on Foreign Currency".

EMERGING MARKETS

    Foreign securities purchased by the Funds may include the securities of companies which operate primarily in emerging market countries. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

    With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

TEMPORARY INVESTMENTS

    For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or Moody's or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; repurchase agreements for U.S. Government Securities; short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and repurchase agreements.

    Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Funds have adopted procedures designed to minimize certain of the risks of loss from repurchase agreement transactions.

SHORT SALES

    Each of the Funds may effect short sales of securities. However, a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets. If the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., a short sale "against the box"), this limitation is not applicable.

    A short sale involves the sale of a security that the Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and is obligated to return the security to the lender which is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the securities sold short, which is marked to market daily. A short sale involves the risk that the security sold short may increase in value before the Fund purchases it, and the Fund could incur a loss. Theoretically, an unlimited increase in the market price of the security would result in an unlimited loss to the Fund. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

    The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events relating to the issuers of those securities, the industry sector in which the issuer is engaged or the general markets or economy.

    Each Fund may also effect short sales "against the box" in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of loss for U.S. federal income tax purposes. If a Fund makes a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.

PORTFOLIO TURNOVER AND BROKERAGE


    Although the Funds seek long-term capital growth, they may from time to time engage in short-term trading strategies and securities may be sold without regard to the time they have been held when investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. As a result, each Fund's annual portfolio turnover rate may be higher than the rates of certain other investment companies. However, it is not expected that the annual portfolio turnover rate of a Fund will exceed 150%. A high portfolio turnover rate will result in higher brokerage costs to a Fund and may also result in the realization of greater capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary tax rates. The portfolio turnover rates of each Fund are set forth in the tables contained in the section entitled "FINANCIAL HIGHLIGHTS".


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Thus, the Funds may pay more or less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. When a Fund enters into a when-issued and delayed delivery transaction, it will "cover" its position by maintaining in a segregated account with the Fund's custodian, cash or liquid securities held by the Fund and having a value (determined daily) equal to or greater than the purchase commitment or delivery obligation of the Fund.

ILLIQUID SECURITIES


    Each Fund may invest up to 15% of the value of its net assets in illiquid securities and other investments which are not readily marketable. Illiquid securities include repurchase agreements maturing in more than seven days. Alpine U.S. Real Estate Equity Fund may only invest up to 10% of its assets in such repurchase agreements. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), which have been determined to be liquid by the Adviser pursuant to procedures adopted by the Board of Trustees of the Trust (the "Trustees"), will not be considered by the Funds' investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to sell its investment or to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Adviser on an ongoing basis and in the event that such a security is deemed to be no longer liquid, appropriate action will be taken to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid securities and other investments which are not readily marketable.


BORROWING


    Each Fund may borrow money from banks and enter into reverse repurchase agreements in the aggregate amount of up to 10% of the value of its total assets to increase its holdings of portfolio securities and may borrow money for temporary extraordinary or emergency purposes (including to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities), subject to the overall limitation that the total borrowings by a Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured at the time of borrowing).


    The practice of borrowing money for investment purposes, known as "leverage", permits the Funds to purchase a greater amount of securities than would otherwise be possible. This will enable each Fund to increase its investment return if the additional securities purchased increase in value in an amount exceeding the interest and other costs (such as commitment fees) incurred in connection with the borrowing. However, if the purchased securities decrease in value, the Fund will suffer a loss. Thus, if a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Use of leverage is, for this reason, considered to be a speculative investment practice.

    Reverse repurchase agreements are a form of borrowing. Under a reverse repurchase agreement, a Fund agrees to sell portfolio securities to a financial institution such as a bank or broker-dealer, and to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodian account cash, U.S. Government Securities or other liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

LENDING OF PORTFOLIO SECURITIES

    In order to generate income, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Adviser will monitor the creditworthiness of such borrowers. Loans of securities by a Fund, if and when made, may not exceed 30% of the value of the Fund's total assets and must be collateralized by cash or U.S. Government Securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

    There is the risk that, when lending portfolio securities, the securities may not be returned to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

CROSS HEDGING

    A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Adviser may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and (ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various instruments the Funds are authorized to purchase and sell. A cross hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Fund may invest in the securities of other open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies will be subject to the limitations on such investments contained in the Investment Company Act of 1940 (the "1940 Act"). The Funds, as investors in another investment company, including a money market fund, will bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Funds.

DIVERSIFICATION


    Diversifying a Fund's investment portfolio by limiting the amount of money invested in any one issuer can reduce the risks of investing. With respect to 75% of its total assets, a Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if a as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer. This is a fundamental policy.

                             DERIVATIVE INVESTMENTS

    The Funds may use certain derivative instruments in connection with their investment activities. These include options on individual securities, options on securities indices, options on foreign currency and warrants, and financial futures contracts and related options (collectively, "Derivatives"). These instruments derive their performance, at least in part, from the performance of an underlying asset or index. While Derivatives will be used to pursue profit opportunities, and also for hedging purposes, the use of Derivatives can increase the volatility of a Fund's net asset value, can decrease the liquidity of a Fund's portfolio and make more difficult the pricing of a Fund's portfolio. Derivatives may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in Derivatives could have a large potential positive or negative impact on a Fund's net asset value per share or investment performance. If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in losses. Changes in the liquidity of the secondary markets in which a Fund's Derivatives may trade could result in significant, rapid and unpredictable changes in the prices of such Derivatives, which could also cause losses to the Fund.

OPTIONS ON SECURITIES

    Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

    A call option written by a Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, a Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by a Fund is "covered" if the Fund maintains at all times cash or liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, or if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, a Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price.

    After a Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction", which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

    Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers which may be utilized by a Fund include derivative instruments which are both consistent with the Fund's investment objective and legally permissible for the

Fund. The risks of such derivative instruments include market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

    Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.

    Each Fund may invest up to 10% of the value of its total assets, represented by the premium paid, in the purchase of call and put options on securities and securities indices. (Options on securities indices are discussed below.) A Fund may not write (i.e., sell) covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of the Fund's assets measured at the time an option is written.

OPTIONS ON SECURITIES INDICES

    Each Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge a Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

    A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

    Put and call options of stock indices written by the Funds must be "covered". A call option on an index written by a Fund will be covered if the Fund segregates in a separate account with its custodian cash or liquid securities with a value equal to its obligations under the option. A put option written on an index by a Fund will be "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian or if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

OPTIONS ON FOREIGN CURRENCIES

    No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. The Funds may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar value of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded in the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.


FUTURES CONTRACTS

    Each Fund may buy and sell financial futures contracts and related options. A financial futures contract is an agreement between two parties to buy or sell a specified instrument (such as currency or an index of securities) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a specified price on a future date. The Funds may use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Fund is also permitted to enter into such contracts and options for non-hedging purposes, provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are "in-the-money", may not exceed 5% of the Fund's total assets.


    The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the Funds' investment portfolios of investments. While utilization of futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing the Funds' investments or in predicting market changes, the Funds' investment performance will be worse than if the Funds did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with its futures transactions, or that a Fund may be unable to close out or liquidate its hedged position. In addition, a Fund will pay commissions and incur other costs in connection with transactions in futures, which may increase the expenses of the Funds.


                            INVESTMENT RESTRICTIONS


    The Funds have adopted various restrictions on their investment practices. Except as may otherwise be noted, these restrictions may be changed by the Trustees of the Trust. However, each Fund's investment objective may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Certain of the Funds' investment restrictions are set forth in this Prospectus. Additional investment restrictions are described in the Statement of Additional Information under "INVESTMENT RESTRICTIONS".


                              RISK CONSIDERATIONS


    The total return and net asset value of each Fund will fluctuate, and such fluctuations could be substantial. Each Fund is subject to the risk that the Adviser's investment selections will cause the Fund to fail to achieve its investment objective or to underperform the stock market as a whole. Because each Fund concentrates its investments in the real estate industry, its portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. In addition, certain risks are associated with investments in real estate related companies and investments in foreign securities.

    Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.


    Various risks are also associated with certain of the investment practices of the Funds. In particular, the use of leverage and short sales by the Funds are speculative practices and may result in losses to the Funds. See "INVESTMENT INSTRUMENTS AND PRACTICES--Short Sales and --Borrowing". Investments in foreign securities, illiquid securities and Derivatives also involve various risks. See "INVESTMENT INSTRUMENTS AND PRACTICES--Foreign Securities and --Illiquid Securities" and "DERIVATIVE INVESTMENTS".


    Although the Adviser has no operating history and has not previously served as the investment adviser of a mutual fund, its members were the individuals associated with the former investment adviser of the Funds who were primarily responsible for investment advisory services provided to the Funds.


    Prospective investors should consider the risks of a Fund's investment program in determining whether to invest in the Fund.

                            MANAGEMENT OF THE FUNDS


    The management of each Fund is supervised by the Board of Trustees of the Trust. Alpine Management & Research, LLC provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement entered into with the Trust.



    The Adviser, located at 2500 Westchester Avenue, Purchase, New York 10577, is a newly formed Delaware limited liability company. It was organized for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The members of the Adviser are Messrs. Samuel A. Lieber, who is the controlling person of the Adviser, and Marc R. Halle. The Adviser does not have any officers.


    As investment adviser to Funds, the Adviser manages the Funds' investments and is responsible for providing the Funds with various administrative services. As investment adviser to Alpine U.S. Real Estate Equity Fund, the Adviser is entitled to receive from the Fund a monthly fee computed at the annual rates of 1% of the average daily net assets of the Fund on the first $750 million of assets, 0.9% of average daily net assets on an annual basis on the next $250 million in assets, and 0.8% of average daily net assets on assets in excess of $1 billion. As investment adviser to Alpine International Real Estate Equity Fund, the Adviser is entitled to receive from the Fund a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund on an annual basis. The advisory fees paid by the Funds are higher than those paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives and policies. The total expenses of the Funds as a percentage of average daily net assets are set forth in the section entitled "FINANCIAL HIGHLIGHTS".

    The portfolio manager for the Funds is Samuel A. Lieber. Mr. Lieber has been the principal portfolio manager of the Funds since their inception. Prior to the organization of the Adviser, he was associated with Evergreen Asset Management Corp. since 1985.

                       DISTRIBUTION PLANS AND AGREEMENTS

    Rule 12b-1 under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for each of its Class A, Class B and Class C shares a Rule 12b-1 plan (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .75 of 1% of the aggregate average daily net assets attributable to each Fund's Class A shares and 1% of the aggregate average daily net assets attributable to the Class B and Class C shares of the Funds. The Plans provide that a portion of the fees payable thereunder may constitute a service fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts.

    Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Keystone Distributor, Inc. ("EKD"), which serves as distributor of shares of the Funds. Pursuant to the Distribution Agreements, and as authorized by the Plans, each Fund compensates EKD for its services as distributor at a rate which may not exceed an annual rate of .25 of 1% of a Fund's aggregate average daily net assets attributable to Class A shares and .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class B and Class C shares. The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Funds, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Funds may be provided by First Union National Bank, North Carolina ("FUNB") or its affiliates. The Funds may also make payments under the Plans, in amounts up to .25 of 1% of a Fund's aggregate average daily net assets on an annual basis attributable to Class B and Class C shares, to compensate organizations, which may include EKD and the Funds' investment adviser or their affiliates, for personal services rendered to shareholders and the maintenance of shareholder accounts.

    The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

    The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

    You can purchase Class A, Class B and Class C shares of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EKD. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. In states where EKD is not registered as a broker-dealer, shares of a Fund will only be sold through BISYS Fund Services, other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for more information. Only Class A, Class B and Class C Shares are offered through this Prospectus (See "GENERAL INFORMATION--Other Classes of Shares"). Shares will be issued at the net asset value per share next computed after the receipt of a request to purchase shares, together with payment in the amount of the purchase (plus for Class A Shares the sales charge).

    CLASS A SHARES--FRONT-END SALES CHARGE ALTERNATIVE. You can purchase Class A shares at net asset value plus an initial sales charge on purchases under $1,000,000. On purchases of $1,000,000 or more, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of the purchase price or redemption value will be imposed on shares redeemed during the first year after purchase. The schedule of charges for Class A Shares is as follows:

                              INITIAL SALES CHARGE


                                                                    AS A % OF THE       COMMISSION TO
                                                 AS A % OF THE NET    OFFERING     DEALER/AGENT AS A % OF
AMOUNT OF PURCHASE                                AMOUNT INVESTED       PRICE          OFFERING PRICE
-----------------------------------------------  -----------------  -------------  -----------------------
Less than $50,000..............................          4.99%            4.75%                4.25%
$50,000 - $99,999..............................          4.71%            4.50%                4.25%
$100,000 - $249,999............................          2.90%            3.75%                3.25%
$250,000 - $499,999............................          2.56%            2.50%                2.00%
$500,000 - $999,999............................          2.04%            2.00%                1.75%
$1,000,000 - $2,999,999........................           None             None                1.00%
$3,000,000 - $4,999,999........................           None             None                 .50%
Over $5,000,000................................           None             None                 .25%


    No front-end sales charges are imposed on Class A shares purchased by institutional investors, which may include bank trust departments and registered investment advisers; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of a Fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of the other Fund or the Evergreen mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee in connection with transactions in shares of the Funds.

    Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds available to their participants, and which: (a) are employee benefit plans having at least $1,000,000 in investable assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also make the Funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.

    When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to .25 of 1% of the average daily value on an annual basis of Class A shares held by their clients.

    Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

    CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE. You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.

                                                                                                CONTINGENT DEFERRED SALES
YEAR SINCE PURCHASE                                                                                      CHARGE
----------------------------------------------------------------------------------------------  -------------------------
FIRST.........................................................................................                  5%
SECOND........................................................................................                  4%
THIRD AND FOURTH..............................................................................                  3%
FIFTH.........................................................................................                  2%
SIXTH.........................................................................................                  1%

    The CDSC is deducted from the amount of the redemption and is paid to EKD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Fund's Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details.

    CLASS C SHARES--LEVEL-LOAD ALTERNATIVE. You can purchase Class C shares without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1% CDSC if you redeem shares during the first year after purchase. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The maximum amount of Class C Shares that may be purchased by any investor is $500,000.

    With respect to Class B shares and Class C shares, no CDSC will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) shares acquired through reinvestment of dividends and capital gains, (3) shares held for more than six years (in the case of Class B shares) or one year (in the case of Class C shares) after the end of the calendar month of acquisition, (4) accounts following the death or disability of a shareholder, or (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan.

    HOW THE FUNDS VALUE THEIR SHARES. The net asset value of each Class of shares of each Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

    GENERAL. The decision as to whether Class A, Class B or Class C shares are more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

    The Funds also offer Class Y shares, which may be purchased without any sales charges, distribution fees and redemption fees. However, unlike Class A, Class B and Class C shares, Class Y shares are not generally offered by most broker-dealers, banks and other financial intermediaries that offer shares of the Funds. As a result, investors purchasing Class Y shares are not expected to receive any of the services that financial intermediaries may provide to their customers who own shares of the Funds.

    In addition to the discount or commission paid to dealers, EKD may pay cash or non-cash compensation to dealers in connection with sales of shares of a Fund. Non-cash compensation may be paid in recognition of past sales of Fund shares or to encourage future sales and will take the form of payments for gifts, attendance at lunches, sporting events or theater performance for persons associated with a dealer and their guests and payments for associated persons to attend education and training seminars in accordance with the rules of the NASD. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such compensation to certain specified dealers. EKD from time to time sponsors promotions involving selected dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all dealers. Certain broker-dealers may also receive payments from EKD or the Adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

    ADDITIONAL PURCHASE INFORMATION. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or the Adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in the Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES


    You may redeem shares of either Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next computed after the Fund receives your redemption request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.



    REDEEMING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


    REDEEMING SHARES DIRECTLY BY MAIL OR TELEPHONE. Shares may be redeemed by sending a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") at P.O. Box 9021, Boston, Massachusetts 02205-9827, which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

    Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the phone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund by telephone should follow the procedures outlined above for redemption by mail.

    The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

    GENERAL. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that as a result of one or more redemptions has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

                               EXCHANGE PRIVILEGE

    HOW TO EXCHANGE SHARES. You may exchange some or all of your shares of a Fund for shares of the same Class in the other Fund through your financial intermediary, or by telephone or mail as described below. In addition, until April 3, 1998, you may exchange some or all of your shares for shares of the same Class in the Evergreen Keystone Funds. After April 3, 1998, however, shares of the Funds will no longer be exchangeable into or for shares of the Evergreen Keystone funds. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another mutual fund is subject to the minimum investment and suitability requirements of each fund.

    Each of the Alpine Funds and the Evergreen/Keystone mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Funds upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

    No CDSC will be imposed in the event Class B or Class C shares of one Fund are exchanged for Class B or Class C shares, respectively, of the other Fund or an Evergreen/Keystone mutual fund. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC upon a redemption.

    EXCHANGES THROUGH YOUR FINANCIAL INTERMEDIARY. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

    EXCHANGES BY TELEPHONE AND MAIL. You may exchange shares with a value of $1,000 or more by telephone by calling the telephone number on the front of this Prospectus. Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. Each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

                              SHAREHOLDER SERVICES

    The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, the distributor of shares of the Funds or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

    SYSTEMATIC INVESTMENT PLAN. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months of the initial investment.

    TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

    Shares purchased under the Funds' Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

    SYSTEMATIC CASH WITHDRAWAL PLAN. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Cash Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

    INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". The Funds' investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Funds available to their participants.

    AUTOMATIC REINVESTMENT PLAN. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S.

Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.


    TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension and profit sharing account in a Fund under the following prototype retirement plans:
(i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

    Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

    Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20% with respect to gain from capital assets held for more than eighteen months, and 28% with respect to gain from capital assets held for more than twelve months. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

    If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code elections that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

    Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.

    The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "ADDITIONAL TAX INFORMATION" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

                              GENERAL INFORMATION


    PORTFOLIO TRANSACTIONS. Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


    ORGANIZATION. The Funds are separate series of the Alpine Equity Trust (formerly Evergreen Equity Trust), a Massachusetts business trust organized in 1988. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

    A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Trust is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional classes of shares for any existing or future series. If an additional series or class were established in a Fund, each share of the series or class would normally be entitled to one vote for all purposes. Generally, shares of each series and class would vote together as a single class on matters, such as the election of Trustees, that affect each series and class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

    CUSTODIAN, REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares. FUNB may act as sub-transfer agent in connection with certain telephone services provided to the Funds' shareholders, and with respect to shareholders participating in certain employee benefit plans for which FUNB provides recordkeeping services.

    PRINCIPAL UNDERWRITER. EKD, an affiliate of BISYS Fund Services, located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services provides certain sub-administrative services to the Adviser in connection with its role as investment adviser to Funds.

    OTHER CLASSES OF SHARES. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

    PERFORMANCE INFORMATION. From time to time, the Funds may quote their "total return" for a specified period in advertisements, reports or other communications to shareholders. Total return is computed separately for Class Y, Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid.

    In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.


    Advertisements or sales literature using performance data of a Fund may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.


    LIABILITY UNDER MASSACHUSETTS LAW. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust's Declarations of Trust provides that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.


    CONTROL PERSONS. As of January 30, 1998, Stephen A. Lieber may be deemed to control the Alpine International Real Estate Equity Fund through his direct and indirect beneficial ownership of more than 25 percent of the Fund's outstanding shares.


    ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                               INVESTMENT ADVISER

 Alpine Management & Research, LLC, 2500 Westchester Avenue, Purchase, New York
                                     10577

                           CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827

                                 LEGAL COUNSEL

      Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022

                              INDEPENDENT AUDITORS

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036

                                  DISTRIBUTOR

 Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey
                                     07424

PROSPECTUS                                                     FEBRUARY 25, 1998


                      ALPINE U.S. REAL ESTATE EQUITY FUND
                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                         SERIES OF ALPINE EQUITY TRUST

                                 CLASS Y SHARES

                               ------------------

    Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund (the "Funds") are mutual funds which seek long-term capital growth. A secondary objective of each Fund is current income. The Funds are diversified series of Alpine Equity Trust (the "Trust"), which is a registered open-end, management investment company.

    Alpine Management & Research, LLC serves as the investment adviser of the Funds.

    This Prospectus contains important information regarding the Funds and sets forth concise information about the Funds that a prospective investor in Class Y shares should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.


    A Statement of Additional Information for the Funds dated February 25, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides more detailed information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling (888) 785-5578. There can be no assurance that the investment objectives of the Funds will be achieved. Investors are advised to read this Prospectus carefully and to retain it for future reference.


                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
OVERVIEW OF THE FUNDS......................................................................................           3

EXPENSE INFORMATION........................................................................................           3

FINANCIAL HIGHLIGHTS.......................................................................................           4

DESCRIPTION OF THE FUNDS...................................................................................           8

INVESTMENT INSTRUMENTS AND PRACTICES.......................................................................           9

DERIVATIVE INVESTMENTS.....................................................................................          15

INVESTMENT RESTRICTIONS....................................................................................          18

RISK CONSIDERATIONS........................................................................................          18

MANAGEMENT OF THE FUNDS....................................................................................          19

PURCHASE AND REDEMPTION OF SHARES..........................................................................          20

EXCHANGE PRIVILEGE.........................................................................................          22

SHAREHOLDER SERVICES.......................................................................................          22

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................................................          23

GENERAL INFORMATION........................................................................................          24

                             OVERVIEW OF THE FUNDS

    The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "DESCRIPTION OF THE FUNDS" and "MANAGEMENT OF THE FUNDS".

    The investment adviser of the Funds is Alpine Management & Research, LLC (the "Adviser"). The Adviser is a newly formed Delaware limited liability company which was formed for the purpose of providing investment advisory and management services to investment companies and advisory clients.

    ALPINE U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Alpine U.S. Real Estate Equity Fund invests primarily in equity securities of United States issuers which are principally engaged in the real estate industry or which own significant real estate assets.

    ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. The Alpine International Real Estate Equity Fund invests primarily in equity securities of non-United States issuers which are principally engaged in the real estate industry or which own significant real estate assets.

                              EXPENSE INFORMATION

    The table set forth below summarizes the shareholder transaction costs associated with an investment in Class Y Shares of each of the Funds. For further information see "PURCHASE AND REDEMPTION OF SHARES" and "GENERAL INFORMATION--Other Classes of Shares".


Maximum Sales Charge Imposed on Purchases (as % of offering price)...       None
Sales Charge on Dividend Reinvestments...............................       None
Contingent Deferred Sales Charge.....................................       None
Redemption Fee.......................................................       None


    The following tables show the estimated annual operating expenses associated with an investment in Class Y Shares of each of the Funds (as a percentage of its average net assets), together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified, assuming: (i) a 5% annual return, and (ii) redemption at the end of each period.

ALPINE U.S. REAL ESTATE EQUITY FUND


                                                                           ASSUMING REDEMPTION
                                     ANNUAL OPERATING                              AT
                                         EXPENSES                             END OF PERIOD
                                                                          ---------------------
                                                           After 1 Year   $            15
Management Fees.................             1.00%         After 3 Years  $            48
Other Expenses..................             0.51%         After 5 Years  $            82
                                            ------
                                                             After 10
Total...........................             1.51%             Years      $           180
                                            ------
                                            ------


ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND


                                                                           ASSUMING REDEMPTION
                                                                                   AT
                                ANNUAL OPERATING EXPENSES                     END OF PERIOD
                                                                          ---------------------
                                                           After 1 Year   $            17
Management Fees...............              1.00%          After 3 Years  $            54
Other Expenses................              0.70%          After 5 Years  $            92
                                           ------
                                                             After 10
Total.........................              1.70%              Years      $           201
                                           ------
                                           ------



    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Class Y Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the estimated operating expenses of each Fund expected to be incurred by each Fund during its relevant fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "MANAGEMENT OF THE FUNDS".


                              FINANCIAL HIGHLIGHTS

    The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years for the Funds has been audited by Price Waterhouse LLP, the Funds' independent auditors. A report of Price Waterhouse LLP, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.

    Further information about each Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

                                                                                    CLASS Y SHARES
                                                           -----------------------------------------------------------------
                                                                                                         SEPTEMBER 1, 1993*
                                                                     YEAR ENDED SEPTEMBER 30,                  THROUGH
                                                           --------------------------------------------     DECEMBER 31,
                                                            1997++     1996++      1995      1994**++           1993
                                                           ---------  ---------  ---------  -----------  -------------------
PER SHARE DATA:
Net asset value beginning of year........................  $   12.56  $   11.44  $   10.07   $   10.71        $   10.00
                                                           ---------  ---------  ---------  -----------          ------
Income from investment operations
Net investment income....................................       0.16#      0.24       0.23        0.11             0.04
Net realized and unrealized gain (loss) on investments...       8.63       1.29       1.46       (0.75)            0.72
                                                           ---------  ---------  ---------  -----------          ------
    Total from investment operations.....................       8.79       1.53       1.69       (0.64)            0.76
                                                           ---------  ---------  ---------  -----------          ------
Less distributions from
Net investment income....................................      (0.28)#     (0.20)     (0.20)          0           (0.04)
In excess of net investment income.......................          0          0          0           0            (0.01)

Net realized gains on investments........................      (1.58)     (0.21)     (0.12)          0                0
                                                           ---------  ---------  ---------  -----------          ------
    Total distributions..................................      (1.86)     (0.41)     (0.32)          0            (0.05)
                                                           ---------  ---------  ---------  -----------          ------
    Net asset value, end of year.........................  $   19.49  $   12.56  $   11.44   $   10.07        $   10.71
                                                           ---------  ---------  ---------  -----------          ------
                                                           ---------  ---------  ---------  -----------          ------
TOTAL RETURN##...........................................      78.79%     13.57%     17.63%      (5.98%)           7.60%
RATIOS/SUPPLEMENTAL DATA
Net assets end of year (thousands).......................  $  19,459  $  10,601  $   9,456   $   8,630        $   4,610
Ratios to average net assets:
  Total expenses.........................................       1.51%      1.46%      1.50%       1.49%+           0.44+
  Interest expense.......................................        N/A       0.04%       N/A         N/A              N/A
  Total expenses, excluding indirectly paid expenses.....       1.50%       N/A        N/A         N/A              N/A
  Total expenses, excluding fee waivers & expense
    reimbursements.......................................       2.26%      2.25%      2.70%       2.65%+           3.59%+
  Net investment income..................................       1.10%      2.02%      2.45%+       1.60%+           1.93%+
Portfolio turnover rate..................................        205%       169%       115%        102%              17%
Average commission rate paid per share...................  $  0.0597  $  0.0619        N/A         N/A              N/A

------------------------------

++   Calculated based on average shares outstanding throughout the period.

*   Commencement of class operations.

** For the nine months ended September 30, 1994. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1994.

+   Annualized.

# The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

## Total return is calculated on net asset value for the periods and is not annualized.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                                                                                CLASS Y SHARES
                                                                                        -------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                                        -------------------------------
                                                                                          1997       1996       1995#
                                                                                        ---------  ---------  ---------
PER SHARE DATA:
Net asset value beginning of year.....................................................  $   12.31  $   11.59  $   12.13
Income (loss) from investment operations:*
  Net investment income (loss)........................................................      (0.03)      0.01      (0.01)
  Net realized and unrealized gain (loss) on investments and foreign currency related
    transactions......................................................................       0.71       0.71      (0.53)
                                                                                        ---------  ---------  ---------
  Total from investment operations....................................................       0.68       0.72      (0.54)
                                                                                        ---------  ---------  ---------
Less distributions from
  Net investment income...............................................................      (0.02)         0          0
Net asset value end of year...........................................................  $   12.97  $   12.31  $   11.59
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------
TOTAL RETURN**........................................................................        5.5%       6.2%      (4.5%)
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------
RATIOS & SUPPLEMENTAL DATA:
Net assets end of year (thousands)....................................................  $  35,234  $  47,502  $  61,418
Ratios to average net assets:
  Expenses............................................................................       1.82%      1.62%      1.62%++
  Interest expense....................................................................       0.03%      0.03%      0.03%++
  Expenses, excluding indirectly paid expenses........................................       1.82%       N/A        N/A
  Expenses, excluding fee waivers & expense reimbursements............................       1.90%      1.67%       N/A
  Net investment income (loss)........................................................      (0.21%)      0.11%     (1.14%)++
PORTFOLIO TURNOVER RATE...............................................................         44%        25%         1%
AVERAGE COMMISSION RATE PER SHARE.....................................................  $   .0039  $   .0037        N/A

                                    YEAR ENDED SEPTEMBER
                                            30,                    YEAR ENDED DECEMBER 31,              FEBRUARY 1, 1989
                                    --------------------  ------------------------------------------         THROUGH
                                      1995      1994##      1993       1992       1991       1990      DECEMBER 31, 1989+
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------------------
PER SHARE DATA:
Net asset value beginning of
  year............................  $   13.81  $   14.75  $    9.86  $    9.16  $    8.10  $   10.03        $   10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------
Income (loss) from investment
  operations:*
  Net investment income (loss)....       0.11       0.07          0       (.01)      (.02)      (.03)             .17
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency related
    transactions..................      (1.17)     (1.01)      5.07        .94       1.08      (1.90)             .03
  Total from investment
    operations....................      (1.06)     (0.94)      5.07        .93       1.06      (1.93)             .20
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------
Less distributions from:
  Net investment income...........      (0.10)         0          0          0          0          0             (.17)
  Net realized gain on
    investments...................      (0.52)         0      (0.18)      (.23)         0          0                0
  Total contributions.............      (0.62)         0      (0.18)      (.23)         0          0             (.17)
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------
Net asset value end of year.......  $   12.13  $   13.81  $   14.75  $    9.86  $    9.16  $    8.10        $   10.03
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------
TOTAL RETURN**....................       (7.7%)      (6.4%)      51.4%      10.2%      13.1%     (19.2%)             2.0%
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------
                                    ---------  ---------  ---------  ---------  ---------  ---------          -------

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

RATIOS & SUPPLEMENTAL DATA:
Net assets end of year
  (thousands).....................  $  67,645  $ 132,294  $ 146,173  $   8,618  $   7,557  $   6,004        $   7,336
Ratios to average net assets:
  Expenses........................       1.54       1.46%++      1.56%@      2.00%@      2.00%@      2.00%@            2.00%++@
  Interest expense................       0.05%      0.08%++       N/A       N/A       N/A        N/A              N/A
  Expenses excluding indirectly
    paid expenses.................        N/A        N/A        N/A        N/A        N/A        N/A              N/A
  Expenses excluding fee waivers &
    expense reimbursement.........        N/A        N/A       1.64%       N/A        N/A        N/A              N/A
  Net investment income (loss)....       0.92%      0.56%++      0.03%@      (.10%)@      (.27%)@      (.39%)@            2.23%++@
PORTFOLIO TURNOVER RATE...........         28%        63%        88%       245%       207%       325%             151%
AVERAGE COMMISSION RATE PER
  SHARE...........................        N/A        N/A        N/A        N/A        N/A        N/A              N/A

------------------------------

*   Net investment income is based on average monthly shares outstanding.

#  The Fund changed its year end from September 30 to October 31, effective
    October 31, 1995.

## The Fund changed its fiscal year end from December 31 to September 30.

**  Initial sales charge or contingent deferred sales charge is not reflected.

++   Annualized.

+   Commencement of operations.

@ Net of expenses and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                        YEAR ENDED
                                                                       DECEMBER 31,                    FEBRUARY 1, 1989+
                                      YEAR ENDED       --------------------------------------------         THROUGH
                                   OCTOBER 31, 1996       1993        1992       1991       1990       DECEMBER 31, 1989
                                  -------------------     -----     ---------  ---------  ---------  ---------------------
Operating expenses..............            1.67%            1.64%       3.72%      3.76%      3.99%            3.17%
Net investment income (loss)....             .06%            (.05)      (1.82%)     (2.02%)     (2.38%)            1.06%

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

    Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective may not be changed without shareholder approval.

    In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "INVESTMENT INSTRUMENTS AND PRACTICES" below. The Funds have also adopted a number of investment restrictions which are set forth in the Statement of Additional Information.

    The Funds may use certain derivative instruments in connection with their investment activities, engage in short sales and borrow money for investment purposes. These may be considered speculative practices and may also result in losses to the Funds.

ALPINE U.S. REAL ESTATE EQUITY FUND

    ALPINE U.S. REAL ESTATE EQUITY FUND seeks its investment objective of long-term capital growth by investing primarily in equity securities of U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets. Current income is a secondary objective. Equity securities include common stock, preferred stock and securities convertible into common stock, such as warrants, rights and options.

    Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; real estate brokers and developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund may invest in real estate equity trusts and limited partnerships which are traded on major exchanges or which are not publicly traded. See "RISK CONSIDERATIONS".

    The Fund may also invest in debt securities, equity securities of companies that are unrelated to the real estate industry and money market instruments. In addition, the Fund may purchase and sell various types of options, financial futures and currency contracts to manage risk. See "DERIVATIVE INVESTMENTS". The Fund may invest without limitation in high quality fixed income securities and money market instruments if, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive investment position.

    In pursuing its investment objective, the Fund may use various investment techniques. These may include the use to a limited extent of short sales and the borrowing of money for investment purposes (which is a practice known as "leverage"). Short sales and leverage involve certain risks and may be considered speculative practices. See "INVESTMENT INSTRUMENTS AND
PRACTICES--Short Sales and--Borrowing".

    The Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities. However, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

    ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND seeks its investment objective of long-term capital growth by investing primarily in equity securities of non-U.S. issuers which are principally engaged in the real estate industry or which own significant real estate assets. Current income is a secondary objective. Equity securities include common stock, preferred stock and securities convertible into common stock, such as warrants, rights and options.

    Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of non-U.S. issuers located in at least three countries outside of the United States which are principally engaged in the real estate industry or which own significant real estate assets. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; real estate brokers and developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund may invest in real estate equity trusts and limited partnerships which are traded on major exchanges or which are not publicly traded. See "RISK CONSIDERATIONS".

    The Fund may also invest in debt securities, equity securities of companies that are unrelated to the real estate industry and money market instruments. In addition, the Fund may purchase and sell various types of options, financial futures and currency contracts to manage risk. See "DERIVATIVE INVESTMENTS". The Fund may invest without limitation in high quality fixed income securities and money market instruments if, in the opinion of the Fund's investment adviser, market conditions warrant a temporary defensive investment position.

    The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, and the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand). Generally, a substantial portion of the Fund's investments will be denominated in foreign currencies. Investments in foreign securities involve certain risks. See "RISK CONSIDERATIONS".

    In pursuing its investment objective, the Fund may use various investment techniques. These may include the use to a limited extent of short sales and the borrowing of money for investment purposes (which is a practice known as "leverage"). Short sales and leverage involve certain risks and may be considered speculative practices. See "INVESTMENT INSTRUMENTS AND
PRACTICES--Short Sales and--Borrowing".

    The Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities. However, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

                      INVESTMENT INSTRUMENTS AND PRACTICES

    The Funds may use a variety of investment instruments and practices in pursuing their investment programs. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

    Investors should consider the Funds as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Changes in the value of the Funds' investments will result in changes in the value of the Funds' shares, and thus the Funds' total return to shareholders. The risks associated with the Funds' use of derivatives should also be considered. See "DERIVATIVE INVESTMENTS".

EQUITY SECURITIES

    Investments in equity securities may include investments in common stocks, preferred stocks and securities convertible into common stocks, such as warrants, rights and options. The value of equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

SMALLER COMPANIES

    The Funds may invest in the securities of issuers having smaller market capitalizations than the issuers in which many other investment companies invest. The investment risks associated with securities of smaller companies are generally greater than those associated with the securities of larger, well-established companies. Smaller companies often are of more recent formation than other companies and may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of such securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

FIXED INCOME SECURITIES

    The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Each Fund may invest in these fixed income securities to earn income or to seek capital growth. Fixed income securities purchased by the Funds may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). There are no restrictions as to the maximum maturities of the fixed income securities in which the Funds may invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

    The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are those securities that have received a rating from Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from S&P or Moody's of below investment grade or that have been given no rating and are of comparable quality to such rated securities. Lower grade securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. For these reasons, neither Fund will invest more than 15% of the value of its total assets in fixed income securities which are not of investment grade.

    The Funds will not purchase any debt security rated below CCC by S&P or Caa by Moody's (or any unrated debt security determined to be of comparable quality by the Adviser). If the rating of any debt security held by the Funds is downgraded below such minimum ratings (or if the Adviser determines that a comparable unrated debt security has similarly declined in quality), there is no requirement that the Funds sell such security. The determination of whether to sell any such security will be made by the Adviser, consistent with its best investment judgment.

FOREIGN SECURITIES

    Alpine International Real Estate Equity Fund invests primarily in equity securities of non-U.S. issuers. Although Alpine U.S. Real Estate Equity Fund invests primarily in equity securities of U.S. companies, the Fund is permitted to invest up to 15% of the value of its total assets in equity and fixed income securities of foreign issuers. Investments in foreign securities may include depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. See "RISK CONSIDERATIONS".

    The purchase of securities denominated in foreign currencies will subject the value of a Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. A Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by a Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. Alpine U.S. Real Estate Equity Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 15% of its total assets. The Funds may also use options on foreign currencies and financial futures to manage foreign currency exposure, which involves certain risks. See "DERIVATIVE INVESTMENTS--Options on Foreign Currency".

EMERGING MARKETS

    Foreign securities purchased by the Funds may include the securities of companies which operate primarily in emerging market countries. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

    With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

TEMPORARY INVESTMENTS

    For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or Moody's or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; repurchase agreements for U.S. Government Securities; short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and repurchase agreements.

    Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Funds have adopted procedures designed to minimize certain of the risks of loss from repurchase agreement transactions.

SHORT SALES

    Each of the Funds may effect short sales of securities. However, a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets. If the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., a short sale "against the box"), this limitation is not applicable.

    A short sale involves the sale of a security that the Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and is obligated to return the security to the lender which is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the securities sold short, which is marked to market daily. A short sale involves the risk that the security sold short may increase in value before the Fund purchases it, and the Fund could incur a loss. Theoretically, an unlimited increase in the market price of the security would result in an unlimited loss to the Fund. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

    The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events relating to the issuers of those securities, the industry sector in which the issuer is engaged or the general markets or economy.

    Each Fund may also effect short sales "against the box" in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of loss for U.S. federal income tax purposes. If a Fund makes a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.

PORTFOLIO TURNOVER AND BROKERAGE


    Although the Funds seek long-term capital growth, they may from time to time engage in short-term trading strategies and securities may be sold without regard to the time they have been held when investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. As a result, each Fund's annual portfolio turnover rate may be higher than the rates of certain other investment companies. However, it is not expected that the annual portfolio turnover rate of a Fund will exceed 150%. A high portfolio turnover rate will result in higher brokerage costs to a Fund and may also result in the realization of greater capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary tax rates. The portfolio turnover rates of each Fund are set forth in the tables contained in the section entitled "FINANCIAL HIGHLIGHTS".


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Thus, the Funds may pay more or less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. When a Fund enters into a when-issued and delayed delivery transaction, it will "cover" its position by maintaining in a segregated account with the Fund's custodian, cash or liquid securities held by the Fund and having a value (determined daily) equal to or greater than the purchase commitment or delivery obligation of the Fund.

ILLIQUID SECURITIES


    Each Fund may invest up to 15% of the value of its net assets in illiquid securities and other investments which are not readily marketable. Illiquid securities include repurchase agreements maturing in more than seven days. Alpine U.S. Real Estate Equity Fund may only invest up to 10% of its assets in such repurchase agreements. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), which have been determined to be liquid by the Adviser pursuant to procedures adopted by the Board of Trustees of the Trust (the "Trustees"), will not be considered by the Funds' investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to sell its investment or to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Adviser on an ongoing basis and in the event that such a security is deemed to be no longer liquid, appropriate action will be taken to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid securities and other investments which are not readily marketable.


BORROWING


    Each Fund may borrow money from banks and enter into reverse repurchase agreements in the aggregate amount of up to 10% of the value of its total assets to increase its holdings of portfolio securities and may borrow money for temporary extraordinary or emergency purposes (including to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities), subject to the overall limitation that the total borrowings by a Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured at the time of borrowing).


    The practice of borrowing money for investment purposes, known as "leverage", permits the Funds to purchase a greater amount of securities than would otherwise be possible. This will enable each Fund to increase its investment return if the additional securities purchased increase in value in an amount exceeding the interest and other costs (such as commitment fees) incurred in connection with the borrowing. However, if the purchased securities decrease in value, the Fund will suffer a loss. Thus, if a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Use of leverage is, for this reason, considered to be a speculative investment practice.

    Reverse repurchase agreements are a form of borrowing. Under a reverse repurchase agreement, a Fund agrees to sell portfolio securities to a financial institution such as a bank or broker-dealer, and to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodian account cash, U.S. Government Securities or other liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

LENDING OF PORTFOLIO SECURITIES

    In order to generate income, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Adviser will monitor the creditworthiness of such borrowers. Loans of securities by a Fund, if and when made, may not exceed 30% of the value of the Fund's total assets and must be collateralized by cash or U.S. Government Securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

    There is the risk that, when lending portfolio securities, the securities may not be returned to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

CROSS HEDGING

    A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Adviser may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and (ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various instruments the Funds are authorized to purchase and sell. A cross hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Fund may invest in the securities of other open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies will be subject to the limitations on such investments contained in the Investment Company Act of 1940 (the "1940 Act").

    The Funds, as investors in another investment company, including a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Funds.

DIVERSIFICATION


    Diversifying a Fund's investment portfolio by limiting the amount of money invested in any one issuer can reduce the risks of investing. With respect to 75% of its total assets, a Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if a as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer. This is a fundamental policy.


                             DERIVATIVE INVESTMENTS

    The Funds may use certain derivative instruments in connection with their investment activities. These include options on individual securities, options on securities indices, options on foreign currency and warrants, and financial futures contracts and related options (collectively, "Derivatives"). These instruments derive their performance, at least in part, from the performance of an underlying asset or index. While Derivatives will be used to pursue profit opportunities, and also for hedging purposes, the use of Derivatives can increase the volatility of a Fund's net asset value, can decrease the liquidity of a Fund's portfolio and make more difficult the pricing of a Fund's portfolio. Derivatives may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in Derivatives could have a large potential positive or negative impact on a Fund's net asset value per share or investment performance. If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in losses. Changes in the liquidity of the secondary markets in which a Fund's Derivatives may trade could result in significant, rapid and unpredictable changes in the prices of such Derivatives, which could also cause losses to the Fund.

OPTIONS ON SECURITIES

    Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

    A call option written by a Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, a Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by a Fund is "covered" if the Fund maintains at all times cash or liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, or if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, a Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price.

    After a Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction", which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

    Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers which may be utilized by a Fund include derivative instruments which are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

    Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.

    Each Fund may invest up to 10% of the value of its total assets, represented by the premium paid, in the purchase of call and put options on securities and securities indices. (Options on securities indices are discussed below.) A Fund may not write (i.e., sell) covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of the Fund's assets measured at the time an option is written.

OPTIONS ON SECURITIES INDICES

    Each Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge a Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

    A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

    Put and call options of stock indices written by the Funds must be "covered". A call option on an index written by a Fund will be covered if the Fund segregates in a separate account with its custodian cash or liquid securities with a value equal to its obligations under the option. A put option written on an index by a Fund will be "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian or if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

OPTIONS ON FOREIGN CURRENCIES


    No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. The Funds may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar value of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded in the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

FUTURES CONTRACTS

    Each Fund may buy and sell financial futures contracts and related options. A financial futures contract is an agreement between two parties to buy or sell a specified instrument (such as currency or an index of securities) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a specified price on a future date. The Funds may use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Fund is also permitted to enter into such contracts and options for non-hedging purposes, provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are "in-the-money", may not exceed 5% of the Fund's total assets.

    The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the Funds' portfolios of investments. While utilization of futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing the Funds' investments or in predicting market changes, the Funds' investment performance will be worse than if the Funds did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with its futures transactions, or that a Fund may be unable to close out or liquidate its hedged position. In addition, a Fund will pay commissions and incur other costs in connection with transactions in futures, which may increase the expenses of the Funds.

                            INVESTMENT RESTRICTIONS


    The Funds have adopted various restrictions on their investment practices. Except as may otherwise be noted, these restrictions may be changed by the Trustees of the Trust. However, each Fund's investment objective may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Certain of the Funds' investment restrictions are set forth in this Prospectus. Additional investment restrictions are described in the Statement of Additional Information under "INVESTMENT RESTRICTIONS".


                              RISK CONSIDERATIONS


    The total return and net asset value of each Fund will fluctuate, and such fluctuations could be substantial. Each Fund is subject to the risk that the Adviser's investment selections will cause the Fund to fail to achieve its investment objective or to underperform the stock market as a whole. Because each Fund concentrates its investments in the real estate industry, its portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. In addition, certain risks are associated with investments in real estate related companies and investments in foreign securities.


    Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.


    Various risks are also associated with certain of the investment practices of the Funds. In particular, the use of leverage and short sales by the Funds are speculative practices and may result in losses to the Funds. See "INVESTMENT INSTRUMENTS AND PRACTICES--Short Sales and--Borrowing". Investments in foreign securities, illiquid securities and Derivatives also involve various risks. See "INVESTMENT INSTRUMENTS AND PRACTICES--Foreign Securities and--Illiquid Securities" and "DERIVATIVE INVESTMENTS".


    Although the Adviser has no operating history and has not previously served as the investment adviser of a mutual fund, its members were the individuals associated with the former investment adviser of the Funds who were primarily responsible for investment advisory services provided to the Funds.


    Prospective investors should consider the risks of a Fund's investment program in determining whether to invest in the Fund.

                            MANAGEMENT OF THE FUNDS


    The management of each Fund is supervised by the Board of Trustees of the Trust. Alpine Management & Research, LLC provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement entered into with the Trust.



    The Adviser, located at 2500 Westchester Avenue, Purchase, New York 10577, is a newly formed Delaware limited liability company. It was organized for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The members of the Adviser are Messrs. Samuel A. Lieber, who is the controlling person of the Adviser, and Marc R. Halle. The Adviser does not have any officers.


    As investment adviser to Funds, the Adviser manages the Funds' investments and is responsible for providing the Funds with various administrative services. As investment adviser to Alpine U.S. Real Estate Equity Fund, the Adviser is entitled to receive from the Fund a monthly fee computed at the annual rates of 1% of the average daily net assets of the Fund on the first $750 million of assets, 0.9% of average daily net assets on an annual basis on the next $250 million in assets, and 0.8% of average daily net assets on assets in excess of $1 billion. As investment adviser to Alpine International Real Estate Equity Fund, the Adviser is entitled to receive from the Fund a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund on an annual basis. The advisory fees paid by the Funds are higher than those paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives and policies. The total expenses of the Funds as a percentage of average daily net assets on an annual basis of the Funds are set forth in the section entitled "Financial Highlights".

    The portfolio manager for the Funds is Samuel A. Lieber. Mr. Lieber has been the principal portfolio manager of the Funds since their inception. Prior to the organization of the Adviser, he was associated with Evergreen Asset Management Corp. since 1985.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

    Investors may purchase Class Y Shares of the Funds at net asset value by mail or wire as described below. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan. Shares will be issued at the net asset value per share next computed after the receipt of a request to purchase shares, together with payment in the amount of the purchase.

    PURCHASES BY MAIL OR WIRE. Each investor must complete the Share Purchase Application and mail it, together with a check made payable to the Fund whose shares are being purchased, to State Street Bank and Trust Company ("State Street") at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.

    When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to a Fund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.

    Initial investments may also be made by wire by (i) calling State Street at 800-423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No. 0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A complete Share Purchase Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.

    HOW THE FUNDS VALUE THEIR SHARES. The net asset value of each Class of shares of each Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

    ADDITIONAL PURCHASE INFORMATION. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or the Adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in the Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES

    You may redeem shares of either Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next computed after the Fund receives your redemption request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

    REDEEMING SHARES DIRECTLY BY MAIL OR TELEPHONE. Shares may be redeemed by sending a signed letter of instruction or stock power form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

    Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the phone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund by telephone should follow the procedures outlined above for redemption by mail.

    The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

    GENERAL. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that as a result of one or more redemptions has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

                               EXCHANGE PRIVILEGE

    HOW TO EXCHANGE SHARES. You may exchange some or all of your Class Y Shares of a Fund for shares of the same Class in the other Fund by telephone or mail as described below. In addition, until April 3, 1998, you may exchange some or all of your Class Y Shares for Class Y Shares in the Evergreen Keystone Funds. After April 3, 1998, however, shares of the Funds will no longer be exchangeable into or for shares of the Evergreen Keystone funds. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another mutual fund is subject to the minimum investment and suitability requirements of each fund.

    Each of the Alpine Funds and the Evergreen/Keystone mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Funds upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

    EXCHANGES BY TELEPHONE AND MAIL. You may exchange shares with a value of $1,000 or more by telephone by calling the telephone number on the front of this Prospectus. Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of unusual economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. Each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

                              SHAREHOLDER SERVICES

    THE FUNDS OFFER THE FOLLOWING SHAREHOLDER SERVICES. For more information about these services or your account, contact your financial intermediary, the distributor of shares of the Funds, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

    SYSTEMATIC INVESTMENT PLAN. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months of the initial investment.

    TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

    Shares purchased under the Fund's Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

    SYSTEMATIC CASH WITHDRAWAL PLAN. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

    INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Funds available to their participants.

    AUTOMATIC REINVESTMENT PLAN. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.


    TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension and profit sharing account in a Fund under the following prototype retirement plans:
(i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

    Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

    Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20% with respect to gain from capital assets held more than eighteen months, and 28% with respect to gain from capital assets held more than twelve months. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

    If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code elections that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

    Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.

    The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "ADDITIONAL TAX INFORMATION" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

                              GENERAL INFORMATION


    PORTFOLIO TRANSACTIONS. Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


    ORGANIZATION. The Funds are separate series of the Alpine Equity Trust (formerly Evergreen Equity Trust), a Massachusetts business trust organized in 1988. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

    A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Trust is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional classes of shares for any existing or future series. If an additional series or class were established in a Fund, each share of the series or class would normally be entitled to one vote for all purposes. Generally, shares of each series and class would vote together as a single class on matters, such as the election of Trustees, that affect each series and class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

    CUSTODIAN, REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares. First Union National Bank, North Carolina ("FUNB") may act as sub-transfer agent in connection with certain telephone services provided to the Funds' shareholders, and with respect to shareholders participating in certain employee benefit plans for which FUNB provides recordkeeping services.

    PRINCIPAL UNDERWRITER. Evergreen Keystone Distributor, Inc., an affiliate of BISYS Fund Services, located at 120 Clove Road, Little Falls, New Jersey 07424, is the principal underwriter of the Funds. BISYS Fund Services provides certain sub-administrative services to the Adviser in connection with its role as investment adviser to Funds.

    OTHER CLASSES OF SHARES. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

    PERFORMANCE INFORMATION. From time to time, the Funds may quote their "total return" for a specified period in advertisements, reports or other communications to shareholders. Total return is computed separately for Class Y, Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid.

    In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.


    Advertisements or sales literature using performance data of a Fund may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.


    LIABILITY UNDER MASSACHUSETTS LAW. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust's Declarations of Trust provides that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.


    CONTROL PERSONS. As of January 30, 1998, Stephen A. Lieber may be deemed to control the Alpine International Real Estate Equity Fund through his beneficial ownership of more than 25 percent of the Fund's outstanding shares.


    ADDITIONAL INFORMATION. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                               INVESTMENT ADVISER

 Alpine Management & Research, LLC, 2500 Westchester Avenue, Purchase, New York
                                     10577

                           CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827

                                 LEGAL COUNSEL

      Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022

                              INDEPENDENT AUDITORS

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036

                                  DISTRIBUTOR

 Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey
                                     07424

                         STATEMENT OF ADDITIONAL INFORMATION
                                  February 25, 1998

                                 ALPINE EQUITY TRUST
                  2500 Westchester Avenue, Purchase, New York 10577
                                     888-785-5578


Alpine U.S. Real Estate Equity Fund ("U.S. Fund")
Alpine International Real Estate Equity Fund ("International Fund")

     This Statement of Additional Information pertains to all classes of shares of the Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund (collectively, the "Funds"). The Funds are separate series of Alpine Equity Trust (the "Trust"). Shares of the Funds are offered through two separate Prospectuses: one offering Class A, Class B and Class C shares of the Funds and a separate Prospectus offering Class Y shares of the Funds. Copies of the Funds' Prospectuses may be obtained without charge by calling the number listed above. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This Statement of Additional Information should be read in conjunction with the applicable Prospectus.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . .    3

SPECIAL INVESTMENT TECHNIQUES  . . . . . . . . . . . . . . . . . . . .   12

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . .   15

CERTAIN RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . .   19

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

TRUSTEES COMPENSATION TABLE. . . . . . . . . . . . . . . . . . . . . .   21

INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . .   25

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .   28

ALLOCATION OF BROKERAGE. . . . . . . . . . . . . . . . . . . . . . . .   30

ADDITIONAL TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . .   32

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .   36

GENERAL INFORMATION ABOUT THE FUNDS. . . . . . . . . . . . . . . . . .   46

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .   48

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .   50

APPENDIX "A" DESCRIPTION OF BOND RATINGS . . . . . . . . . . . . . . .   51

APPENDIX "B" FUTURES AND OPTIONS . . . . . . . . . . . . . . . . . . .   57

                          INVESTMENT OBJECTIVES AND POLICIES

          (See also "DESCRIPTION OF THE FUNDS - Investment Objectives and Policies" in the Funds' Prospectus)

          The investment objective of each Fund and a description of the investment policies and practices of each Fund is set forth under "DESCRIPTION OF THE FUNDS--Investment Objectives and Policies" in the Prospectus. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

          Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of each Fund.

TYPES OF INVESTMENTS

Convertible Securities

          Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

          Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

          Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

          Each Fund may purchase securities of non-U.S. issues and other securities that trade in foreign markets ("foreign securities"). To the extent that foreign securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

          The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Funds the ability to obtain best price and execution. Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

          American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Sovereign Debt Obligations

          Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Shares of Closed-End Investment Companies and Money Market Funds

          Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. The Funds may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

Mortgage-Backed Securities

          Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations ("CMOs") and REMICs.
CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMICs are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986 and have the same characteristics as CMOs.

          Each Fund may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid.

          Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period or rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Asset-Backed Securities

          Each Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under the "Mortgage-Backed Securities", above, and are subject to the prepayment risks described therein.

Strategic Investments

Foreign Currency Transactions; Currency Risks

          Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

          Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

          Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss on a foreign investment resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency exchange.

          Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

          It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

          A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

          A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

          Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

          The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

          By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

          A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

          Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

          Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

          The ability of the Trust's Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933 (the "1933 Act"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

               (i)   the frequency of trades and quotes for the security;

               (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

               (iii) dealer undertakings to make a market in the security; and

               (iv) the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Securities

          These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

          The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements

          The Funds' custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

          The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

          When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

          As discussed in the Funds' Prospectuses, each Fund may engage in short sales. A Fund sells a security short when the Adviser believes the price of the security will decline. A Fund also may sell a security short to protect against a decline in the price of a security it already owns, but wishes to defer the realization of a capital loss. To sell a security short, a Fund must borrow the security. A Fund's obligation to replace the security borrowed and sold short will be fully secured at all times by cash or liquid portfolio securities deposited in a segregated account. The use of short sales is considered a speculative investment practice.

Borrowing

          Each Fund may borrow money for investment purposes (which is a practice known as "leverage"). Leveraging creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrower funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

                            SPECIAL INVESTMENT TECHNIQUES

          As discussed in the Funds' Prospectuses, each Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which each Fund may engage are noted and described in the Prospectuses. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Regulatory Matters

          The Funds will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money", the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

Risks of Options on Stock Indices

          As discussed in the Prospectuses, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

          The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

          Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Funds will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

          Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Instead, the Funds will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin". Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Funds may be required to make during the term of the contracts to their broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Funds, the price of the underlying stock index declined, thereby making the Funds' position less valuable. In all instances involving the purchase of stock index futures contracts by the Funds, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds' custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Funds may elect to close their position by taking an opposite position which will operate to terminate their position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix ("Futures and Options").

          Where futures are purchased to hedge against a possible increase in the price of a security before the Funds are able to fashion their program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Funds, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Funds would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Funds have insufficient available cash, they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS


          Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Trustees without shareholder approval. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of a Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.   Diversification

     U.S. FUND

          The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation.

          In addition, the U.S. Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

     INTERNATIONAL FUND

          With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

2.   Investment for Purposes of Control or Management

          The U.S. Fund* and the International Fund may not invest in companies for the purpose of exercising control or management.

3.   Purchase of Securities on Margin

          The U.S. Fund* and the International Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.   Underwriting

     U.S. FUND

          The U.S. Fund may not engage in the business of underwriting securities of other issuers.

     INTERNATIONAL FUND

          The International Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

5.   Interests in Oil, Gas or Other Mineral Exploration or Development
     Programs

          Neither Fund may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.   Concentration in Any One Industry

          Each Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, each Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

7.   Short Sales

          Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund's net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable.


8.   Lending of Funds and Securities

          The Funds may not make loans of money or securities, except to the extent that the Funds may lend money through the purchase of permitted investments, including repurchase agreements, and may lend securities in accordance with such procedures as may be adopted by the Trustees.

          Neither Fund may lend its portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.   Commodities

     U.S. FUND

          The U.S. Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

     INTERNATIONAL FUND

          The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

10.  Real Estate

     U.S. FUND

          The U.S. Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

     INTERNATIONAL FUND

          The International Fund may not purchase or invest in real estate or interests in real estate (although it may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

11.  Borrowing, Senior Securities, Reverse Repurchase Agreements

          Neither Fund may issue senior securities as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund's total assets (measured in each case at the time of borrowing).

12.  Joint Trading

          The U.S. Fund* and the International Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

13.  Pledging Assets

          Neither Fund may pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices

14.  Investing in Securities of Other Investment Companies

          The U.S. Fund* and the International Fund* will each limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company and will invest no more than 10% of its total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets.

15.  Illiquid Securities.

          Neither Fund may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.*

16.  Options -- U.S. Fund Only

          The U.S. Fund may not write, purchase or sell put or call options, or combinations thereof, except that the Fund may do so as permitted under "DERIVATIVE INVESTMENTS" in the Fund's Prospectus.*

17.  Futures and Options Transactions -- U.S. Fund Only.*

          The U.S. Fund may not purchase financial futures contracts and related options except for "bona fide hedging" purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are "in-the-money", may not exceed 5% of the Fund's total assets.

          Except as otherwise stated in this Statement of Additional Information or in the Prospectus, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

          For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

                             CERTAIN RISK CONSIDERATIONS

          There can be no assurance that a Fund will achieve its investment objective and an investment in the Funds involves certain risks which are described under "DESCRIPTION OF THE FUNDS - Investment Objectives and Policies" in the Funds' Prospectuses.

          While each Fund is technically diversified within the meaning of the 1940 Act, because the Funds concentrate their investments in the securities of companies engaged principally in the real estate industry, investors should understand that investment in the Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industry investment alternatives.

Borrowing.

          The International Fund has borrowings outstanding. It is in essence leveraged and, therefore, share price fluctuations may be more pronounced than the market in general. The table set forth below describes the extent to which the Fund entered into borrowing transactions during the five fiscal periods ended October 31, 1997.

                    Amount of Debt     Average Amount of     Average Number of       Average Amount of
                  Outstanding End of    Debt Outstanding     Shares Outstanding        Debt Per-Share
     Year Ended         Year             During the Year       During the Year           During Year
     ----------   ------------------   -----------------     ------------------      -----------------

      9/30/94*      $4,885,000             $2,090,861            10,670,806               $0.20
      9/30/95               $0             $1,572,261             7,184,794               $0.22
     10/31/95**     $1,050,000               $283,871             5,474,147               $0.05
     10/31/96               $0               $583,642             4,432,611               $0.13
     10/31/97         $775,000               $320,892             3,275,765               $0.10

*    Nine Months
**   One Month

                                      MANAGEMENT

          The Trustees and executive officers of the Trust, their ages, addresses and principal occupations during the past five years are set forth below:

          Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

          Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

          H. Guy Leibler (43), 25 Cowdry Park Drive, Greenwich, CT-Trustee. Chairman and President of Pailatus, a news media company (since January 1997); Director and Chairman of White Plains Hospital Center (since April 1988); Advisor to Sony/Loews Theaters, an entertainment company (July 1995 to March
1997); President of Sony Plaza, Inc., a consumer electronics, music and film company (January 1993 to June 1995); and President and Chief Executive Officer of Schulman Realty.


          Samuel A. Lieber* (41), 2500 Westchester Avenue, Purchase, New York -Trustee and President. Member of Alpine Management & Research, LLC since November 1997. Portfolio Manager of Alpine U.S. Real Estate Equity Fund (formerly known as Evergreen U.S. Real Estate Equity Fund) (since 1993) and Alpine International Real Estate Equity Fund (formerly known as Evergreen Global Real Estate Equity Fund) (since 1989), and formerly employed by Evergreen Asset Management Corp.

          Marc Halle (36), 2500 Westchester Avenue, Purchase, New York -Secretary/Treasurer. Member of Alpine Management & Research, LLC since November 1997. Real Estate Analyst of Alpine U.S. Real Estate Equity Fund (formerly known as Evergreen U.S. Real Estate Equity Fund) and Alpine International Real Estate Equity Fund (formerly known as Evergreen Global Real Estate Equity Fund) since 1994, and formerly employed by Evergreen Asset Management Corp. Acquisition and Finance, W& M Properties, Inc. from 1989 to 1994.


          * Trustee who is deemed to be an "interested person" of the Trust, as such term is defined by the 1940 Act.

          The officers of the Trusts are all officers and/or employees of the Adviser.

          The Trust pays an annual fee to each Trustee who is not an officer or employee of the Trust's investment adviser or distributor (or any affiliated company of the investment adviser or distributor) in the amount of $5,000. Travel expenses of Trustees who are not affiliated persons of the Trust's investment adviser or distributor (or any affiliated company of the investment adviser or distributor) which are incurred in connection with attending meetings of the Board of Trustees will also be reimbursed.

          Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the twelve month period ended September 30, 1997.

                             TRUSTEES COMPENSATION TABLE


                                                        COMPENSATION FROM TRUST
           TRUSTEE             COMPENSATION FROM TRUST      AND FUND COMPLEX**
--------------------------------------------------------------------------------

     Laurence B. Ashkin                $476.23                 $63,400

     Charles A. Austin III*                                     41,400

     Foster Bam                         176.08                  48,575

     K. Dun Gifford*                                            38,700

     James S. Howell                    511.98                 100,542

     Robert Jeffries                    187.14                  14,600

     Leroy Keith Jr.*                                           37,800

     Gerald M. McDonnell                376.94                  87,051

     Thomas L. McVerry                  490.88                  91,101

     William Walt Pettit                476.74                  89,101

     David M. Richardson*                                       41,400

     Russell A. Salton, III             476.93                  90,701

     Michael S. Scofield                376.93                  87,801

     Richard J. Shima                   15.94                   61,125




 * Not a Trustee of the Trust during the relevant fiscal period.

** During the relevant fiscal period, the Funds were part of the Evergreen family of funds.

          As of January 30, 1998, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.



          Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of January 30, 1998.






NAME AND ADDRESS                   NAME OF             NUMBER OF SHARES              % OF CLASS/FUND
                                  FUND/CLASS
Stephen A. Lieber                  U.S. Fund / Y        265,773.195                   19.147%/9.590%
1210 Greacon Point Rd.
Mamaroneck, NY  10543-4693

Constance E. Lieber                U.S. Fund / Y         91,209.715                    6.571%/3.291%
1210 Greacon Point Rd.
Mamaroneck, NY  10543-4693

Charles Schwab & Co. Inc.          U.S. Fund / Y         117,043.705                   8.432%/4.223%
Special Custody Account for
the Exclusive Benefit of
Customers Reinvest Account
Mut Fds Dept
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

The Essel Foundation               U.S. Fund / Y        129,534.839                    9.332%/4.674%
1210 Greacen Point Rd.
Mamaroneck, NY  10543-4693

Charles Schwab & Co. Inc.          U.S. Fund / A         55,073.950                   13.871%/1.987%
Special Custody Account for
the Exclusive Benefit of
Customers
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

NFSC FEBO #367-355550              U.S. Fund / A         20,620.915                    5.194%/0.744%
Charles L. Cabe
Separate Property
C/O CLC Interests
5956 Sherry Ln Ste 1000
Dallas, TX  75225-8021

                                                                     22

MLPF&S for the sole benefit        U.S. Fund / B         72,303.528                   16.536%/2.609%
Of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL  32246-6484

MLPF&S for the sole benefit        U.S. Fund / C         61,880.000                   33.970%/2.233%
of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL  32246-6484

NFSC FEBO #X54-079561              U.S. Fund / C         11,081.538                    6.083%/0.400%
Thompson Family Trust
Howard J. Thompson Jr Trustee
U/A 0-6/15/93
3755 Milan St.
San Diego, CA  92107-3711

Stephen A. Lieber                  International        940,448.479                   33.936%/33.486%
1210 Greacon Point Rd.             Fund / Y
Mamaroneck, NY  10543-4693

Charles Schwab & Co. Inc.          International        315,475.148                   11.384%/11.233%
Special Custody Account for the    Fund / Y
Exclusive Benefit of Customers
Reinvest Account Mut Fds Dept
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

The Essel Foundation               International        171,530.889                    6.190%/6.108%
1210 Greacen Point Rd.             Fund / Y
Mamaroneck, NY 10543-4613

Samuel A. Lieber                   International        167,761.301                    6.054%/5.973%
2 Beach Ave.                       Fund / Y
Larchmont, NY  10538-4005

Charles Schwab & Co. Inc.          International          9,779.335                   33.229%/0.348%
Special Custody Account for the    Fund / A
Exclusive Benefit of Customers
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.          International          8,520.293                   28.951%/0.303%
Special Custody Account for the    Fund / A
Exclusive Benefit of Customers
Attn:  Mutual Funds Dept
101 Montgomery St.
San Francisco, CA  94104-4122

                                                                     23

Fifth Third Bank Ttee Agt.         International          2,894.356                    9.835%/0.103%
FBO Ben C. Kaufmann                Fund / A
A/C 38-0-6202337
U/A DTD 5/11/95
P.O. Box 630074
Cincinnati, OH  45263

First Union NatAEI Bank u C/F IN   International          1,690.238                    5.743%/0.060%
Deborah R. Shore IRA               Fund / A
5706 Cricket Place
McLean, VA  22101

First Union NatAEI Bank u C/F IN   International          1,663.182                    5.651%/0.059%
Harris Shore IRA                   Fund / A
5706 Cricket Place
McLean, VA  22101

MLPF&S for the sole benefit        International          2,587.000                   14.779%/0.092%
Of its Customers                   Fund / B
Attn:  Fund Administration
4800 Deer Lake Dr. E. 3rd Floor
Jacksonville, FL  32246-6484

Donaldson Lufkin Jenrette          International          1,612.274                    9.210%/0.057%
Securities Corporation Inc.        Fund / B
P.O. Box 2052
Jersey City, NJ  07303-2052

State Street Bank & Trust Co.      International          1,605.644                    9.172%/0.057%
Cust for the IRA of                Fund / B
Patricia L. Corey
129 Briarwood Dr.
New Befdford, MA  02745-4206

NFSC FEBO #OKS-628913              International          1,212.611                    6.927%/0.043%
NFSC/FMTC IRA Rollover             Fund / B
FBO Theodore C. Fleming
1007 Sierra Vista Ct.
Burleson, TX  76028-4061

Painewebber for the benefit of     International          2,793.296                   29.587%/0.099%
Painewebber CDN FBO                Fund / C

                                                                     24

William R. Mack Jr.
P.O. box 3321
Weehawken, NJ  07087-8154

Ameritrade Clearing Inc.           International          2,421.308                   25.647%/0.086%
FBO 4520000367                     Fund / C
PO Box 2226
Omaha, NE  68103-2226

Painewebber for the benefit of     International          1,552.795                   16.447%/0.055%
Peter J. Haigh                     Fund / C
Ann Haigh Jtwros
310 S. Highland Ave.
Pittsburgh, PA  15206

MLPF&S for the sole benefit        International          1,259.000                   13.335%/0.045%
of its Customers                   Fund / C
Attn: Fund Administration
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL  32246-6484



          As a result of his direct and beneficial ownership of 33.486% of the International Fund on January 30, 1998, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.


                                  INVESTMENT ADVISER

           (See also "MANAGEMENT OF THE FUNDS" in the Funds' Prospectuses)


          The management of each Fund is supervised by the Trustees of the Trust. Alpine Management & Research, LLC provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement entered into with the Trust (the "Investment Advisory Agreement").


          The Adviser, located at 2500 Westchester Avenue, Purchase, New York 10577, is a newly formed Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The members of the Adviser are Messrs. Samuel A. Lieber, who is the controlling person of the Adviser, and Marc R. Halle. The Adviser does not have any officers. Although the Adviser has no operating history and has not previously served as the investment adviser of a mutual fund, its members were the individuals associated with the former investment adviser of the Funds who were primarily responsible for investment advisory services provided to the Funds. Pursuant to an Asset Purchase Agreement dated as of December 17, 1997 by and among the Adviser, Mr. Samuel Lieber and Evergreen Asset Management Corp. ("EAM"), the Adviser acquired from EAM certain of its assets that relate to the management and operations of the Funds. EAM is owned by First Union National Bank, North Carolina which, in turn, is a subsidiary of First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina.

          Under the Investment Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, the Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.


          The method of computing the investment advisory fee for each Fund is described in the Prospectus. The advisory fees paid by each of the Funds to EAM for the three most recent fiscal periods were as follows:

 U.S. FUND             YEAR ENDED      YEAR ENDED       YEAR ENDED
                        9/30/97         9/30/96          9/30/95

 Advisory Fee          $156,812        $104,850         $85,509
 Waiver                (106,421)       (104,850)        (85,509)
                      -----------     -----------      -----------
 Net Advisory Fee      $50,391               $0              $0
                      -----------     -----------      -----------
                      -----------     -----------      -----------
 Expense
 Reimbursement         $10,294         $107,348         $43,013
                      -----------     -----------      -----------

 INTERNATIONAL     YEAR ENDED      YEAR ENDED       ONE MONTH        YEAR ENDED
 FUND               10/31/97        10/31/96       ENDED 10/31/95     9/90/95

 Advisory Fee       $410,740        $580,089         $55,450         $869,965
 Waiver              (33,874)        (37,319)            ---              ---
                   ----------      -----------     -------------     ----------
 Net Advisory Fee   $376,866        $542,770         $55,450         $869,965
                   ----------      -----------     -------------     ----------
                   ----------      -----------     -------------     ----------
 Expense
 Reimbursement            $0         $27,960          $8,469          $39,432
                   ----------      -----------     -------------     ----------

          The International Fund changed its fiscal year end from September 30 to October 31, during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for the International Fund, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995, and the fiscal year ended October 31, 1996.

          The Investment Advisory Agreement is terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of a Fund's outstanding shares, or by a vote of a majority of the Trustees or by the Adviser. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

          The Investment Advisory Agreement became effective with respect to
each fund on February   , 1998 and has an initial term of two years.  The
Agreement was approved by the persons then serving as Trustees, including a majority of the Trustees who were not "interested persons" of the Trust, as defined by the 1940 Act ("Independent Trustees"), on December 17, 1997 and was approved by the shareholders of each Fund on February 17, 1998. The Investment Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of a Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.


          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

          The Funds and other accounts managed by the Adviser rely upon the same resources for investment advice and recommendations. Therefore, the Funds and such accounts may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to a Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

          The Funds have adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund or between a Fund and certain other accounts that are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

                              DISTRIBUTION PLANS

          Each Fund has entered into a distribution agreement with Evergreen Keystone Distributor, Inc. (the "Distributor"), an affiliate of BISYS Fund Services, pursuant to which the Distributor has been retained to distribute shares of the Funds.

          Reference is made to "MANAGEMENT OF THE FUNDS - Distribution Plans and Agreements" in the Prospectus for the Class A, Class B and Class C shares of the Funds for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

          Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of the Trust reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor or to brokers and financial intermediaries; the Distributor may in turn pay part or all of such amounts received to brokers or other persons for their distribution assistance.

          The Funds commenced offering Class A, Class B and Class C shares on January 3, 1995. The Plan with respect to each Fund became effective on December 30, 1994, and was initially approved by the sole shareholder of each Class of shares of the Funds with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including a majority of the Independent Trustees, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreement between the Funds and the Distributor, pursuant to which distribution fees are paid under the Plan by each Fund with respect to its Class A, Class B and Class C shares was also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including a majority of the Independent Trustees.

          Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class, and, in either case, by a majority of the Independent Trustees.

          The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

          In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

          All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Independent Trustees or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

          The International Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan on behalf of Class A, Class B, and Class C shares, of $165, $164, and $49, respectively, for the period February 10, 1995, February 8, 1995, and February 9, 1995, respectively (commencement of class operations) through September 30, 1995; $16, $97, and $6, respectively, for the period October 1, 1995 through October 31, 1995; $2,800, $1,020 and $104, respectively for the fiscal year ended October 31, 1996; and $1,597, $1,937 and $870, respectively, for the fiscal year ended October 31, 1997.

          The U.S. Fund incurred distribution and shareholder services fees pursuant to its Rule 12b-1 Plan for the fiscal period from January 3, 1995 through September 30, 1995, the fiscal year ended September 30, 1996 and the fiscal year ended September 30, 1997 of: $6, $307 and $1,824, on behalf of the Class A shares; $269, $2,250 and $12,232 on behalf of the Class B shares; and $5, $328 and $4,917, on behalf of the Class C shares.

                               ALLOCATION OF BROKERAGE

          Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser, subject to the supervision of the Trustees. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

          A substantial portion of the transactions in equity securities for the U.S. Fund and International Fund will occur on domestic stock exchanges and foreign stock exchanges, respectively. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

          It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

          The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds' policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Trust believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Funds and the

Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

          In seeking to implement the Funds' policies, the Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research and other services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Funds directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

          The Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with affiliated broker-dealers, are fair and reasonable.


          The following chart shows: (1) the brokerage commissions paid by each Fund during its last three fiscal years; (2) the amount and percentage thereof paid to Lieber and Company ("LAC"), a registered broker-dealer that is an affiliate of the prior investment adviser of the Funds; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by LAC:


                      YEAR ENDED     YEAR ENDED     YEAR ENDED
 U.S. FUND              9/30/97        9/30/96        9/30/95

 TOTAL BROKERAGE        $164,711       $114,230       $71,440
 COMMISSIONS
 DOLLAR AMOUNT AND %    $152,636       $109,622       $68,714
 PAID TO LAC                  92.67%         96%           96%
 % OF TRANSACTIONS
 EFFECT BY LAC                91%            94%           95%

 INTERNATIONAL FUND   YEAR ENDED     YEAR ENDED      ONE MONTH      YEAR ENDED
                       10/31/97       10/31/96     ENDED 10/31/95     9/30/95

 TOTAL BROKERAGE        $139,852       $221,762        $8,314        $532,714
 COMMISSIONS
 DOLLAR AMOUNT AND       $41,643        $40,808        $2,374        $106,123
 % PAID TO LAC                29.76%         18%           29%             20%
 % OF TRANSACTIONS
 EFFECT BY LAC                30%            25%           36%             31%


LAC is not affiliated with the Adviser or the members of the Adviser.


                              ADDITIONAL TAX INFORMATION

          (See also "DIVIDENDS, DISTRIBUTIONS AND TAXES" in the Prospectus)

          Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

          Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income.
It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

          Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

          Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

          Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

          Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

          All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

          Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and

U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).
Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

          Each Fund maintains accounts and calculates income in U.S. dollars.
In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

          Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

          Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

          Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by its Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

          Each Fund may invest in certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. If a Fund elects to treat any such company as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the company. Under recently enacted legislation, during any taxable year commencing after December 31, 1997, a Fund can elect to mark-to-market at the end of each taxable year its investment in such a company, recognizing as ordinary income any increase in the value of the investment, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions and its proceeds from dispositions with respect to the stock of the company during that year, and such income would nevertheless be subject to the distribution requirements of the Fund described above.

                                   NET ASSET VALUE

          The following information supplements that set forth in the Fund's Prospectuses under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "PURCHASE AND REDEMPTION OF SHARES".

          The public offering price of shares of each Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "PURCHASE AND REDEMPTION OF SHARES - Class A Shares - Front-End Sales Charge Alternative." The net asset value per share of each Class of shares of each Fund is separately computed. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Trust's Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

          The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

          To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust. The Trustees will monitor, on an ongoing basis, each Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

                                  PURCHASE OF SHARES

          The following information supplements that set forth in the Funds' Prospectuses under the heading "PURCHASE AND REDEMPTION OF SHARES - How To Buy Shares."

General

          Class Y shares of the Funds are offered on a continuous basis at a price equal to their net asset value without any front-end, level load or contingent sales charges. Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus, in the case of Class A shares, an initial sales charge at the time of purchase (the "front-end sales charge alternative"), in the case of Class B shares with a contingent deferred sales charge (the "deferred sales charge alternative"), or, in the case of Class C shares, without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class A, Class B and Class C shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. Investors may purchase Class Y shares of the Funds at net asset value by mail or wire as described in the Prospectus for Class Y shares.

          The minimum initial investment in each Fund is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

          Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

          Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the

Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

          Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered without any front-end, deferred or level load sales charge. The four classes of shares of each Fund each represent an interest in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iii) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (iv) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (v) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

          With respect to Class A, Class B and Class C shares, the alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.
Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B shares.

          Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

          With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

          The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for the Class A, Class B and Class C shares of the Funds.

          Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

     Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                                   NET         PER SHARE   OFFERING PRICE
                      DATE    ASSET VALUE    SALES CHARGE    PER SHARE

U.S. FUND            9/30/97    $19.34          4.75%         $20.30
INTERNATIONAL FUND  10/31/97    $12.94          4.75%         $13.59

          Prior to January 3, 1995, shares of the Funds were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

          With respect to the U.S. Fund, the following commissions were paid to and amounts retained by the Distributor for the fiscal years ended September 30, 1996 and September 30, 1997 and for the period from January 3, 1995 through September 30, 1995:

                           YEAR ENDED        YEAR ENDED     YEAR ENDED
U.S. FUND                   9/30/97           9/30/96        9/30/95

Commissions Received        $98,931            $4,724         $118

Commissions Retained         12,004               543           13


          With respect to the International Fund, the following commissions were paid to and amounts were retained by the Distributor for the period from February 10, 1995, February 8, 1995 and February 9, 1995 (the commencement of operations of Class A, Class B and Class C shares, respectively) through October 31, 1995, and the fiscal years ended October 31, 1996 and October 31, 1997:

                         YEAR ENDED   YEAR ENDED   ONE MONTH    YEAR ENDED
INTERNATIONAL FUND       10/31/97     10/31/96   ENDED 10/31/95  9/30/95

Commissions Received      $79,763     $5,823         $514          $47
Commissions Retained        3,658        664           59            6

          Investors choosing the front-end sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

          COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions by combining purchases of Class A shares of both Funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


          A "purchase" may also include shares of both Funds purchased at the same time through a single selected dealer or agent.


          CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

          (i)       the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of the other Fund held by the investor; and

          (iii)     the net asset value of all shares described in paragraph
                    (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned Class A, Class B or Class C shares of the U.S. Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the International Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

          To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

          STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Funds. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B, or Class C shares of the Funds made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund and shares of the other Fund, to qualify for the 3.75% sales charge applicable to purchases in the Funds on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

          INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Adviser may pay compensation to organizations providing administrative and record keeping services to plans which make shares of the Funds available to their participants.

          REINSTATEMENT PRIVILEGE. A Class A shareholder who has caused any or all of his or her shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

          SALES AT NET ASSET VALUE. As noted above, Class Y shares of the Funds may be purchased at their net asset value without any front-end, deferred or level load sales charge.

          With respect to Class A shares, in addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former trustees of other investment companies managed by the Adviser; officers, directors and present or retired, full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

          Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

          Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

          In determining the contingent deferred sales charge applicable to a redemption it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

          The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

          CONVERSION FEATURE. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

          Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

          Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                         GENERAL INFORMATION ABOUT THE FUNDS

          (See also "GENERAL INFORMATION" in the Funds' Prospectuses)

Capitalization and Organization

          The Funds are each separate series of Alpine Equity Trust, a Massachusetts business trust. The Trust is governed by its Board of Trustees. The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of the Funds have equal rights and privileges. Each share of each Class is entitled to one vote on all matters as to which shares of such Class are entitled to vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

          On February   , 1998, in connection with the acquisition of certain
of those assets of Evergreen Asset Management that relate to the management of the Funds by the Adviser, the names of the Trust and the Funds where changed from Evergreen Equity Trust, Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund.

          Under the Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust or the 1940 Act.

          Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

          The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

          In addition the Trustees may, in the future, create additional classes of shares of the Funds. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

          Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

          Evergreen Keystone Distributor, Inc., 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Funds. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

          Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York, serves as counsel to the Trust.

Independent Auditors

          Price Waterhouse LLP has been selected to be the independent auditors of the Funds.

                               PERFORMANCE INFORMATION

Total Return

          From time to time a Fund may advertise its "total return". Computed separately for each class, a Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). A Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

          The shares of the Funds outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the table below is the average annual compounded total return for each Class of shares offered by the Funds (including applicable sales charges) for the most recently completed one, three and five year fiscal periods and/or the period from inception through September 30, 1997 for the U.S. Fund and through October 31, 1997 for the International Fund.

U.S. Fund:

          ONE YEAR  THREE YEARS  FIVE YEARS  SINCE INCEPTION  INCEPTION DATE
--------------------------------------------------------------------------------
 Class A  69.81%         -           -           40.28%        Mar. 10, 1995
 Class B  71.87%         -           -           41.25%        Mar.  7, 1995
 Class C  75.89%         -           -           39.24%        July 12, 1995
 Class Y  78.79%       33.65%        -           24.09%        Sept. 1, 1993

International Fund:

          ONE YEAR  THREE YEARS  FIVE YEARS  SINCE INCEPTION  INCEPTION DATE
--------------------------------------------------------------------------------
 Class A  0.37%          -           -           2.71%         Feb. 10, 1995
 Class B (0.47)%         -           -           2.83%         Feb. 8, 1995
 Class C  3.61%          -           -           3.94%         Feb. 9, 1995
 Class Y  5.54%         0.41%       9.08%        4.24%         Feb. 1, 1989

          Except for the one year ended October 31, 1997, the performance numbers for the Funds for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge contingent deferred sales charge.

          A Fund's quotations of total return reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                                             n
                                   P (1 + T)   = ERV

where "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any agreement by the Adviser to waive its fees or to absorb certain expenses of a Fund. Quotations of total return will be for one year, five year and ten year periods ended on the date of the most recent balance sheet included in the Trust's registration statement at such times as the registration statement has been in effect for such periods. Until such time as the registration statement has been effective for the one year, five year and ten year periods, a Fund's quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or the time period since the commencement of operations, whichever period begins later. The Funds may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of a Fund over the entire period for which the quotation is given.

          A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

          In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

          From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite

Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information


          All shareholder inquiries may be directed to the shareholder's broker, or may be directed to the Funds at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                 FINANCIAL STATEMENTS

          Each Fund's financial statements appearing in its most current fiscal year Annual Report to shareholders and the report thereon of Price Waterhouse LLP, the Funds' independent auditors appearing therein, are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                     APPENDIX "A"

DESCRIPTION OF BOND RATINGS

          Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

          AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

          BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

          D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

          Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

          Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

          Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

          A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

          - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

          - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

          - SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          -    SP-2 Satisfactory capacity to pay principal and interest.

          -    SP-3 Speculative capacity to pay principal and interest.

          Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

          - MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          - MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          - MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          - MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

          Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

          Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

          Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification.

Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

          Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                                     APPENDIX "B"

                                 FUTURES AND OPTIONS

          The following information should be read in conjunction with the discussions of options and futures in the Funds' Prospectuses and elsewhere in this Statement of Additional Information.


OPTIONS ON SECURITIES

          An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium."
The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

          Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

          An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the stock pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

          Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

          The use of over-the-counter options is discussed in the Prospectuses. See "DERIVATIVE INVESTMENTS - Options on Securities"

OPTIONS ON STOCK INDICES

          In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

          The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME
SECURITIES AND STOCK INDICES

          A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

          The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

          A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

          Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

          A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

          An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


          A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


          An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                               EVERGREEN EQUITY TRUST
                              PART C - OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     The following financial statements are incorporated by reference to the Registrant's Annual Report, as filed with the Securities and Exchange Commission.


                                                    Evergreen U.S. Real           Evergreen Global Real
                                                    Estate Equity Fund             Estate Equity Fund
                                                  -----------------------       -------------------------

     Class A Financial Highlights                 For each of the years         For each of the years in
                                                  in the two-year period        the two-year period
                                                  ended September 30, 1997;     ended October 31, 1997;
                                                  and for the period from       and for the period from
                                                  March 10, 1995                February 10, 1995
                                                  (commencement of              (commencement of
                                                  operations) to                operations) to
                                                  September 30, 1995            October 31, 1995


     Class B Financial Highlights                 For each of the years         For each of the years in
                                                  in the two-year period        the two-year period
                                                  ended September 30, 1997;     ended October 31, 1997;
                                                  and for the period from       and for the period from
                                                  March 7, 1995                 February 8, 1995
                                                  (Commencement of              (commencement of
                                                  Operations) to                operations) to
                                                  September 30, 1995.           October 31, 1995

     Class C Financial Highlights                 For each of the years         For each of the years
                                                  in the two-year period        in the two-year period
                                                  ended September 30, 1997;     ended October 31, 1997;
                                                  and for the period from       and for the period from
                                                  July 12, 1995                 February 9, 1995
                                                  (Commencement of              (commencement of
                                                  Operations) to                operations) to
                                                  September 30, 1995.           October 31, 1995




                                                    Evergreen U.S. Real            Evergreen Global Real
                                                    Estate Equity Fund              Estate Equity Fund
                                                  -----------------------       -------------------------

     Class Y Financial Highlights                 For each of the years         For each of the years
                                                  in the three-year period      in the two-year period
                                                  ended September 30, 1997;     ended October 31, 1997;
                                                  for the nine-month period     for the periods from
                                                  ended September 30, 1994;     October 1, 1995 to
                                                  and for the period from       October  31, 1995 and
                                                  September 1, 1993             December 31, 1993
                                                  (Commencement of              to September 30, 1994;
                                                  Operations) to                for each of the years
                                                  December 31, 1993.            in the four-year period
                                                                                ended December 31, 1993;
                                                                                and for the period from
                                                                                February 1, 1989
                                                                                (commencement of
                                                                                Operations) to
                                                                                December 31, 1989.

     Schedule of Investments                      September 30, 1997            October 31, 1997

     Statement of Assets and Liabilities          September 30, 1997            October 31, 1997

     Statement of Operations                      Year ended                    Year ended
                                                  September 30, 1997            October 31, 1997

     Statement of Changes in Net Assets           For each of the years         For each of the years
                                                  in the two-year period        in the two-year period
                                                  ended September 30, 1997      ended October 31, 1997

     Notes to Financial Statements

     Independent Accountants' Report              November 11, 1997             December 19, 1997


(b)       Exhibits

Number         Description

1(A)           Declaration of Trust*
1(B)           Certification of Amendment to Declaration of Trust*
1(C)           Form of Instrument providing for the Establishment and
               Designation of Classes*
2              By-Laws*
3              None
4              Instruments Defining Rights of Shareholders*
5              Investment Advisory Agreement*
6              Distribution Agreement*
7              None
8              Custodian Agreement*
9              None
10             None
11             Consent of Price Waterhouse, independent accountants**
12             None
13             None
14             None
15             Rule 12b-1 Distribution Plans*
16             Performance Calculations*
17             Copy of Financial Data Schedules*
18             Multiple Class Plan*
19             Powers of Attorney*


--------------------
*     Incorporated by reference to Registrant's previous filings on Form N-1A.
**    Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Stephen A. Lieber, Chairman and Co-Chief Executive Officer of Evergreen Asset Management Corp., the investment adviser to all of Registrant's separate investment series, owns, as of January 30, 1998, 33.486% of the outstanding shares of Evergreen Global Real Estate Equity Fund, a series of the Registrant, and therefore, with respect to matters on which only shareholders of that series may vote, Mr. Lieber may be presumed to "control" that series.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


          TITLE OF CLASS                               NUMBER OF RECORD HOLDERS
                                                       AS OF JANUARY 30, 1998
EVERGREEN U.S. REAL ESTATE EQUITY FUND:
     Class Y Shares of Beneficial Interest                       544
     Class A Shares of Beneficial Interest                       438
     Class B Shares of Beneficial Interest                       543
     Class C Shares of Beneficial Interest                       128
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND:
     Class Y Shares of Beneficial Interest                     1,370
     Class A Shares of Beneficial Interest                        24
     Class B Shares of Beneficial Interest                        45
     Class C Shares of Beneficial Interest                         8


ITEM. 27. INDEMNIFICATION

     Article XI of the Registrant's By-laws contains the following provisions regarding indemnification of Trustees and officers:

     SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative

(other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 11.3 Expenses of Successful Defense. To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     SECTION 11.4   Required Standard of Conduct.

     (a)  Unless a court orders otherwise, any indemnification under Section
11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by:

          (i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs,

          (ii) an independent legal counsel in a written opinion.

     (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

          (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

          (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

               (A) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

               (B)  An independent legal counsel in a written opinion.

     SECTION 11.5   Advance Payments.  Notwithstanding any provision of this
Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a) the Trustee or officer to be indemnified provides a security for his undertaking; or

     (b) The Trust is insured against losses arising by reason of any lawful advances; or

     (c) There is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

          (i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

          (ii) An independent legal counsel in a written opinion.

     SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

     SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

     SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The Directors and principal executive officers of First Union National Bank, North Carolina, the parent of Evergreen Asset Management Corp., are:

Edward E. Crutchfield, Jr.         Chairman and Chief Executive Officer, First
                                   Union Corporation; Chief Executive Officer and Chairman, First Union National Bank.

Anthony P. Terracciano             President, First Union Corporation;
                                   President, First Union National Bank

John R. Georgius                   Vice Chairman, First Union Corporation; Vice
                                   Chairman, First Union National Bank

Marion A. Cowell, Jr.              Executive Vice President, Secretary & General
                                   Counsel, First Union Corporation; Secretary and Executive Vice President, First Union
                                   National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President, First Union National Bank


     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

     The information required by this item with respect to Evergreen Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-46522) of Evergreen Asset Management Corp.


ITEM 29.  PRINCIPAL UNDERWRITERS

     The Directors and principal executive officers of Evergreen Distributor, Inc. are:

Lynn C. Mangum                     Director, Chairman and Chief Executive
                                   Officer

Robert J. McMullan                 Director, Executive Vice President and
                                   Treasurer

J. David Huber                     President

Kevin J. Dell                      Vice President, General Counsel and Secretary

     All of the above persons are located at the following address: Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019

     Evergreen Distributor, Inc. acts a principal underwriter for each registered investment company or series thereof that is a part of the Evergreen Keystone "fund complex" as such term is defined in Item 22(a) of Schedule 14A unde the Securities Exchange Act of 1934.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

          Evergreen Investment Services, Inc., Evergreen Service Company and Keystone Investment Management Company, all located at 200 Berkeley Street, Boston, Massachusetts 02110

          First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

          Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

          Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts  02777

          State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171


ITEM 31.  MANAGEMENT SERVICES

     Not Applicable.


ITEM 32.  UNDERTAKINGS

          The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 24th day of February, 1998.


                                        EVERGREEN EQUITY TRUST


                                        By: /s/ William J. Tomko
                                            --------------------------
                                        Name:  William J. Tomko, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signatures                           Title                    Date
----------                           -----                    ----

/s/ William J. Tomko                 President and Treasurer  February 24, 1998
--------------------
William J. Tomko


/s/ Laurence B. Ashkin               Trustee                  February 24, 1998
----------------------
Laurence B. Ashkin*



/s/ Foster Bam                       Trustee                  February 24, 1998
--------------
Foster Bam*

/s/ James S. Howell                  Trustee                  February 24, 1998
-------------------
James S. Howell*



/s/ Gerald M. McDonnell              Trustee                  February 24, 1998
-----------------------
Gerald M. McDonnell*



/s/ Thomas L. McVerry                Trustee                  February 24, 1998
---------------------
Thomas L. McVerry*



/s/ William Walt Pettit              Trustee                  February 24, 1998
-----------------------
William Walt Pettit*



/s/ Russell A. Salton, III, M.D.     Trustee                  February 24, 1998
--------------------------------
Russell A. Salton, III, M.D.*



/s/ Michael S. Scofield              Trustee                  February 24, 1998
-----------------------
Michael S. Scofield*


* By: /s/ Dorothy E. Bourassa
      -----------------------
      Dorothy E. Bourassa
      Attorney-In-Fact

* Dorothy E. Bourassa, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.